As filed with the Securities and Exchange Commission on June 15, 2026

Securities Act File No. 333-289446

Investment Company Act File No. 811-24113

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 4	☒
Post-Effective Amendment No.	☐
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 4	☒

ULTRA AI OPPORTUNITIES INC.
(Exact Name of Registrant as Specified in Charter)

600 California Street, 11th Floor

San Francisco, CA 94108
(Address of Principal Executive Offices)
(415) 349-3488
(Registrant’s Telephone Number, including Area Code)

Edward Leathers

600 California Street, 11th Floor

San Francisco, CA 94108
(Name and Address of Agent for Service)

WITH COPIES TO:

Owen J. Pinkerton, Esq.	Mitchell S. Nussbaum, Esq.
Krisztina Nadasdy, Esq.	Angela M. Dowd, Esq.
Eversheds Sutherland (US) LLP	Loeb & Loeb LLP
700 Sixth Street, NW	345 Park Avenue
Washington, DC 20001	New York, New York 10154
Tel: (202) 383-0100	Tel: (212) 407-4000
Fax: (202) 637-3593	Fax: (212) 407-4990

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE U.S. SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans. ☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.  ☐

Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.  ☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.  ☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☑	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934) (the “Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☑	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED JUNE 15, 2026

Ultra AI Opportunities Inc.

$50,000,000

Common Stock

This prospectus relates to the registration of the sale of up to $50,000,000 in shares of the common stock, par value $0.001, of Ultra AI Opportunities Inc. (referred to herein as the “Company,” “we,” “us” or “our”). We have applied to list our common stock on the New York Stock Exchange (the “NYSE”) under the symbol “OAIO.” The listing of shares of our common stock must be approved by the NYSE prior to any trading of shares of our common stock on the NYSE.

No established public trading market for our common stock currently exists and shares of our common stock have no history of trading in private transactions.

Under normal circumstances, we intend to invest at least 80% of our net assets (plus borrowings for investment purposes) in companies whose primary business is in the design, development, production, manufacture, implementation, and/or commercialization of artificial intelligence (“AI”) and/or AI infrastructure (“AI Companies”). “Primary business” means that the majority of the company’s revenue is derived from the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure based on the reasonable determination by Ultra Capital Management LLC (the “Adviser”) that a sufficient nexus exists between the portfolio company and the AI industry. “AI infrastructure” companies build and supply the tools, platforms, and hardware that enable AI development, training, and deployment. “Artificial intelligence” companies use artificial intelligence as a core technology to deliver products or services directly to end users or enterprises. We will invest primarily in the equity and equity-related securities of private late-stage AI Companies, located in the United States and, to a lesser extent, in non-U.S. companies. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities that otherwise meet our investment criteria. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. The term “equity” includes common shares, preferred shares, convertible securities, securities carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or warrants or rights. The term “equity-related securities” includes securities, the returns on which are linked to the performance of an equity security, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company. Investments in forward contracts and other synthetic equity agreements will not represent direct holdings in AI Companies, and it is uncertain that the investments will provide such exposure. Investments in forward contracts and other synthetic equity agreements are not included within the 80% test described above.

To gain economic exposure to AI Companies, we will invest in a combination of equity and equity-related securities, which include non-controlling equity and equity-related investments, such as common stock, warrants, preferred stock and similar forms of senior equity (i.e. participating, preferred, hybrid securities, convertible notes and other custom forms of equity), which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. The precise allocation of our investment among these security types will be determined based upon market conditions and the availability of investment opportunities at the time of deployment.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and also may deploy capital into equity-related investments, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles (“SPVs”) that serve to provide us with financial exposure to the equity of a single issuer or portfolio company. “Other synthetic equity agreements” may include total return swaps, contracts for difference, options, equity-linked notes, or other over-the-counter derivatives that provide economic exposure to the equity of private companies without the Company taking direct ownership of the underlying shares of such companies. These instruments are typically structured to replicate the returns of the referenced equity, but may be subject to additional risks, including counterparty risk, liquidity risk, and the risk that the economic exposure does not perfectly track the performance of the underlying company. “Other ownership of limited liability companies” includes situations where the Company may hold membership interests or units in LLCs, including interests structured as equity in investment vehicles that hold private company securities.

We are a newly-formed Maryland corporation that is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes beginning with our first full taxable year of operations. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements. While the Company intends to operate so as to qualify to be taxed as a RIC, no assurance can be given that the Company will be able to qualify for or maintain its RIC tax treatment.

The Company has developed a policy (the “Tender Offer Policy”), approved by the independent members of our Board of Directors, that seeks to mitigate the risks associated with newly-listed closed-end funds trading at substantial discounts to net asset value. Under the Tender Offer Policy, within the first twelve months following the Company’s initial public offering, the Company must successfully complete a tender offer whereby the Company will offer to repurchase all shares of common stock held by unaffiliated persons at a price per share equal to the Company’s “Redemption Value” as defined herein. See "PROSPECTUS SUMMARY—TENDER OFFER POLICY" for more information.

Investing in our common stock involves a high degree of risk and is highly speculative. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the “Risk Factors” section beginning on page 16 of this prospectus. In addition, investors should observe the following:

●	Shares of closed-end investment companies frequently trade at a discount to their net asset values (“NAV”).

●	If shares of our common stock trade at a discount to our NAV, purchasers in this offering will face increased risk of loss.

●	We do not anticipate that we will pay dividends on a quarterly or other basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other closed-end investment companies that primarily make debt investments.

●	There are significant potential risks associated with investing in late-stage private companies that have complex capital structures, including limited financial resources, limited operating histories, limited publicly available information, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management. See “Risk Factors – Risks Associated with Our Investments – The Company’s investments in private late-stage companies may be extremely risky, and the Company could lose all or part of its investments.” on page 20 of this prospectus.

●	Our stock price may be volatile and could decline significantly and rapidly.

●	We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and all or a substantial portion of our portfolio may be invested in such illiquid securities at all times. We may invest without limitation in investments in which no active secondary market is readily available or which are otherwise illiquid.

●	As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. This constitutes leverage and may magnify the potential for gain or loss and may increase the risk of investing in our common stock. See “Risk Factors – Risks Related to Leverage” on page 35 of this prospectus.

●	An active, liquid, and orderly market for our shares may not develop or be sustained. You may be unable to sell your shares at, above, or below the price at which you purchased them.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds to us before expenses(3)	$	$

(1) The underwriters are obligated to purchase all the shares of common stock sold in the offering, which represent [   ] of our outstanding voting securities. In addition, under the terms of the Underwriting Agreement, we have granted the underwriters an option, exercisable within 45 days after the closing of the offering (the “Closing”), to acquire up to an additional [    ] of the total number of shares of our common stock to be offered in the offering, solely for the purpose of covering over-allotments (the “Over-allotment Option”). If this option is exercised in full, the total public offering price, sales load, and Proceeds, after expenses, to us, will be $[   ], $[    ] and $[    ], respectively. See “UNDERWRITING.”

(2) The Company’s principal underwriter, Cohen & Company Capital Markets, Inc., a division of Cohen & Company Securities, LLC (“CCM”), will be paid a sales load of up to $[    ], which is 7% of the gross proceeds from the sale of shares of common stock in this offering. At the closing of this offering, CCM will deduct from the gross offering proceeds a sales load of $[    ], which is [2]% of the gross proceeds from the sale of the shares of our common stock in the offering, including any shares sold pursuant to the over-allotment option (the “Upfront Fee”). The remainder of the sales load, which equals 5% of the gross proceeds of the shares of common stock sold in this offering including any shares sold pursuant to the over-allotment option, shall be paid to CCM only with respect to the shares of common stock sold in this offering that remain outstanding following the completion of the Tender Offer (the “Deferred Fee”). The effect of the aggregate sales load will immediately reduce the NAV of each share of common stock purchased in this offering. See “FEES AND EXPENSES” and “UNDERWRITING.”

(3) We estimate that we will incur expenses of approximately $[ ] (approximately [ ]% of the gross proceeds) in connection with this offering, which is $[ ] per share if [ ] shares are sold in this offering. These expenses include organizational expenses, registration fees, FINRA filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. [ ]. The organization and offering costs will immediately reduce the NAV of each share of common stock purchased in this offering. See “FEES AND EXPENSES” and “UNDERWRITING.”

Delivery of the shares of common stock to the purchasers is expected to take place on or about June [ ], 2026.

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We will also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 600 California Street, 11th Floor, San Francisco California 94108, calling us at (415) 349-3488 or visiting our corporate website located at https://www.ultracm.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Cohen & Company Capital Markets, Inc.

The date of this prospectus is June [    ], 2026

We have not authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

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PROSPECTUS SUMMARY

The Company

Ultra AI Opportunities Inc. is a newly-formed, non-diversified, closed-end management investment company with no operating history. Throughout this prospectus, we refer to Ultra AI Opportunities Inc. simply as the “Company” or as “we,” “us” or “our.”

We have applied to list our common stock on the New York Stock Exchange (the “NYSE”) under the symbol “OAIO.” The listing of shares of our common stock must be approved by the NYSE prior to any trading of shares of our common stock on the NYSE.

Common Stock Offered	$50,000,000 in shares of common stock (and an additional [ ] shares assuming that the over-allotment option is exercised in full).

Common Stock Outstanding Prior to This Offering	[ ] shares of common stock

Common Stock to be Outstanding Upon Completion of this Offering	[ ] shares of common stock (or [ ] shares assuming that the over-allotment option is exercised in full)

Investment Adviser

Ultra Capital Management LLC (the “Adviser”) serves as our investment adviser pursuant to an Investment Advisory Agreement. The Adviser is controlled by Edward Leathers, our President and Chief Executive Officer, and Jeffrey Leathers. Under the Investment Advisory Agreement, we will pay the Adviser a Management Fee, payable quarterly, in an annual amount equal to 2.00% of our average gross assets (including assets purchased with borrowed funds, if any), measured as of the end of the two most recently completed calendar quarters.

See “MANAGEMENT – Our Adviser” and “MANAGEMENT – Investment Advisory Agreement.”

Adviser’s Investment Committee

The Adviser’s investment committee (the “Investment Committee”) is currently comprised of Edward Leathers. The Investment Committee is responsible for selecting and evaluating all investment opportunities on behalf of the Company. The Investment Committee’s members may change from time to time as designated by the Adviser.

See “MANAGEMENT – Portfolio Managers.”

Market Opportunity	The Adviser believes artificial intelligence is no longer confined to labs or niche applications – it is rapidly becoming the engine of transformation across nearly every sector and region thanks to the rise of a new generation of businesses that have pioneered the technology’s applications. The Adviser further believes this sweeping impact creates fertile ground for high-growth, venture-backed AI Companies to emerge, scale, and lead. Recognizing this, the Adviser will actively explore a broad range of AI-driven opportunities, targeting innovative businesses poised to disrupt traditional markets and capture significant commercial value.

Investment Objective

Under normal circumstances, we intend to invest at least 80% of our net assets (plus borrowings for investment purposes) in companies whose primary business is in the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure. “Primary business” means that the majority of the company’s revenue is derived from the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure based on the Adviser’s reasonable determination that a sufficient nexus exists between the portfolio company and the AI industry. “AI infrastructure” companies build and supply the tools, platforms, and hardware that enable AI development, training, and deployment. “Artificial intelligence” companies use artificial intelligence as a core technology to deliver products or services directly to end users or enterprises. We will invest primarily in the equity and equity-related securities of private late-stage AI Companies, located in the United States and, to a lesser extent, in non-U.S. companies. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities that otherwise meet our investment criteria. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. The term “equity” includes common shares, preferred shares, convertible securities, securities carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or warrants or rights. The term “equity-related securities” includes securities, the returns on which are linked to the performance of an equity security, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company. Investments in forward contracts and other synthetic equity agreements will not represent direct holdings in AI Companies, and it is uncertain that the investments will provide such exposure. Investments in forward contracts and other synthetic equity agreements are not included within the 80% test described above.

There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board of Directors (the “Board”) without prior shareholder approval.

See “THE COMPANY’S INVESTMENTS – Investment Objective.”

Investment Strategy

To gain economic exposure to AI Companies, we will invest in a combination of equity and equity-related securities, which include non-controlling equity and equity-related investments, such as common stock, warrants, preferred stock and similar forms of senior equity (i.e. participating, preferred, hybrid securities, convertible notes and other custom forms of equity), which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. The precise allocation of our investment among these security types will be determined based upon market conditions and the availability of investment opportunities at the time of deployment.

To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and may also deploy capital into equity-related investments, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company. “Other synthetic equity agreements” may include total return swaps, contracts for difference, options, equity-linked notes, or other over-the-counter derivatives that provide economic exposure to the equity of private companies without the Company taking direct ownership of the underlying shares of such companies. These instruments are typically structured to replicate the returns of the referenced equity, but may be subject to additional risks, including counterparty risk, liquidity risk, and the risk that the economic exposure does not perfectly track the performance of the underlying company. “Other ownership of limited liability companies” includes situations where the Company may hold membership interests or units in LLCs, including interests structured as equity in investment vehicles that hold private company securities.

We may, from time to time, gain exposure to certain investments through one or more wholly owned or controlled subsidiaries (each, a “Subsidiary”), including entities that engage in investment activities in securities or other assets and that are primarily controlled by us. We will comply with the provisions of the 1940 Act, including those governing investment policies, capital structure and leverage, and affiliated transactions and custody, with respect to our investment in any such Subsidiary on an aggregated basis and will treat any Subsidiary’s indebtedness as our own for purposes of such requirements. The custodian of any such Subsidiary will be identified in a registration statement, as applicable.

We intend to achieve our investment objective through the following investment processes:

•      Identify industry leaders. The Adviser will draw on its industry expertise in venture capital and its networks in order to identify the standout companies in the industry. Our investment targets will primarily include companies that have demonstrated meaningful value creation at scale and are recognized as being among the leading companies in the industry.

•      Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investments by utilizing multiple methods to acquire equity stakes in private companies, including utilizing both proprietary and more widely available channels.

•      Monitor and reassess investment thesis. Post-acquisition, each holding will be actively monitored based on publicly and privately available information. We will conduct ongoing reviews to validate or adjust our original investment rationale.

•      Manage portfolio allocation. We will regularly evaluate the portfolio’s composition to maintain target exposures. Allocation decisions are guided by risk-reward assessment and relative valuation. Rebalancing may occur tactically to capitalize on market dislocations or rotate capital into higher-potential areas.

We will publicly disclose information regarding our exposure to the underlying portfolio company holdings and will make such information available on a publicly available forum on at least a quarterly basis. Such information will be disclosed on up to a 60-day lag.

See “THE COMPANY’S INVESTMENTS – Investment Strategy.”

Investment Types	We intend to invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. We may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because we will ordinarily have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Direct Investments

We may invest directly in portfolio companies, including through simple agreements for future equity (“SAFE”). SAFEs represent a contractual right to future equity of a company, in exchange for which the holder of the SAFE contributes capital to the company. SAFEs enable investors to convert their investment to equity upon the occurrence of triggering events set forth in the applicable SAFE agreements.

Secondary Investments Made Through SPVs

A significant portion of our investment portfolio may be held through SPVs, which are private investment vehicles designed to provide investors access to securities of one or a small number of private companies. These SPVs will be generally created by unaffiliated sponsors, asset managers, or deal sponsors to facilitate pooled investment in a particular asset or transaction.

SPVs are typically formed by the SPV’s sponsor or manager (which is unaffiliated with the Company and the Adviser) in connection with one or more specific investment opportunities in a single private issuer that have been identified through the sponsor’s sourcing efforts, industry relationships, or transaction pipeline. An SPV’s underlying investments may include equity interests or other structured investments in operating companies or assets that meet the SPV’s own investment criteria. The SPV Manager is responsible for implementing its investment strategy, monitoring its underlying investments, and administering its operations. SPVs typically have contractual obligations to investors, including maintaining custody arrangements for assets, providing periodic financial statements, and, in many cases, engaging independent auditors. The scope and frequency of reporting and other obligations vary by SPV and are governed by the SPV’s operating or partnership agreement.

The Company expects to hold a minority, non-controlling interest in any SPV in which it invests. Ownership percentages will vary by transaction but are not expected to confer control, primary influence, or result in consolidation by the Company. The Company will not serve as manager, general partner, or managing member of any SPV and does not expect to exercise control over investment or operational decisions of any SPVs through which the Company invests. The Company will rely on the SPV sponsor’s sourcing, diligence, and structuring expertise and generally will not participate in originating the underlying investment.

Interests in SPVs are typically offered through private placements exempt from registration under the Securities Act of 1933 and are generally available only to accredited investors and/or qualified purchasers. The Company will acquire its interests through negotiated subscriptions or secondary purchases, subject to the SPV’s governing documents.

SPVs typically assess fees and expenses that may include, among others: (i) organizational and offering expenses; (ii) ongoing administrative, accounting, legal, and audit expenses; and (iii) management fees and, in some cases, performance-based compensation payable to the sponsor. Fee levels vary, but can include management fees, which can be structured as annual fees in the 0-2% range, or one-time up-front fees in the 0-10% range. SPV managers sometimes receive carried interest of between 0-20% based on realized investment returns.

These fees and expenses reduce the net returns available to SPV investors, including the Company, and will be considered by the Adviser in evaluating the overall economics, valuation, and expected risk-adjusted return of the investment.

We may use private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. In addition, we also will purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry and established history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

Forward Contracts

We may invest in “forward contracts” that involve institutional and individual stockholders (each a “counterparty”) of a potential portfolio company, whereby such counterparties promise future delivery of equity securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us.

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

Finally, we may, on an opportunistic basis, make investments in interests, units or shares of private equity funds ("Private Funds") in order to provide exposure to AI Companies. Such investments are expected to constitute less than 15% of our net assets.

See “THE COMPANY’S INVESTMENTS – Investment Types.”

Investment Process	Investment Targeting and Screening

We will identify prospective portfolio companies by identifying leaders in AI based on our industry knowledge along with quantitative and qualitative screening criteria.

We will look at the following key metrics for prospective portfolio companies:

	•	where the company is among the largest by revenue, market share, and/or highest-growth companies in its respective niche;
	•	where any outstanding preferred stock liquidation preference is strong relative to market capitalization; and
	•	where the company’s financial structure is not overly complex (e.g., ratchets with significant penalties, heavy debt loads) which may create undue risk of impending financial distress.

Based on our selection criteria, we will identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

We will focus on evaluating potential portfolio companies across multiple metrics that measure key indicators of each company’s performance, risk, and growth prospects, among other factors.

Indicators that may be used include the company’s end market growth rate, current total addressable market, market penetration, competitive positioning, relative market share, business model, revenue growth, major customers, profitability, access to capital, indebtedness and capitalization, regulatory and legal considerations, and other indicators that help to assess the company’s value.

We will also assess factors that affect the specific transactions into which we are contemplating entering, such as secondary market pricing and recent transactions, the structure of the security in which we are investing relative to the company’s capitalization, and fees or expenses associated with the investment, among other factors.

Our diligence process varies by the type of transaction, whether we acquire shares via a secondary marketplace, purchase from a selling stockholder, or participate in a primary equity round. Our research may incorporate data from secondary platforms, industry and company-specific reports, third-party analysis, and other sources in order to develop a view of each opportunity before proceeding with an investment.

Portfolio Construction and Sourcing

Our investment activity will be driven by share availability and our assessment of valuation attractiveness. To build positions in target companies, we will leverage multiple channels, including secondary trading platforms, direct acquisitions from existing shareholders, and primary equity issuances. After initiating a position, we may opportunistically expand our exposure through additional transactions.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees, and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We will regularly survey developments across our portfolio companies both to understand company-specific risks and to assess the impact of market-level developments on the portfolio. Certain types of securities may give us information rights and other rights for certain portfolio companies, which we may employ to further augment our risk management approach. Our assessment of portfolio-level risk will affect our decisions to buy or sell securities and potentially to take other measures to mitigate an inappropriate level of risk.

See “THE COMPANY’S INVESTMENTS – Investment Process.”

Current Portfolio	The Company does not currently hold any assets other than cash and cash equivalents.

Use of Proceeds

The net proceeds of this offering are estimated at approximately $[ ] ($[ ] if the underwriters exercise the Over-allotment Option in full). The foregoing assumes that the Company will pay an aggregate sales load of $[ ] (or $[ ] per share), which is equal to [7]% of the aggregate offering price (which assumes that no shares are tendered for repurchase in the Tender Offer), and the net proceeds does not include $[ ] of fees and expenses (which are described in the section captioned “Fees and Expenses”) paid by the Company in relation to the offering. We will invest the net proceeds of any sale of shares in accordance with our investment objectives and policies. The Company intends to complete its investment of the net proceeds within three months, but, in any event, no later than 12 months, after close of the offering.

See “USE OF PROCEEDS.”

Proposed Symbol on the NYSE	“OAIO”

Tender Offer Policy

The Company has developed a policy (the “Tender Offer Policy”), approved by the independent directors of the Board, that seeks to mitigate the risks associated with newly-listed closed-end funds trading at substantial discounts to net asset value. The Tender Offer Policy is intended to provide a mechanism through which shareholders may have their shares repurchased in the period following the Company’s initial public offering.

Under the Tender Offer Policy, within the first twelve months following the Company’s initial public offering, the Company must successfully complete a tender offer whereby the Company will offer to repurchase all shares of common stock held by unaffiliated persons at a price per share equal to the Company’s “Redemption Value” as defined below. Prior to commencing a tender offer, the Company will make one or more announcements on its website which will provide details about the Company’s progress in identifying a target portfolio, including any developments in its deal pipeline, letters of intent, or other indicators of progress towards assembling a portfolio.

In order to ensure that the Company has sufficient cash to effectuate a tender offer, the Company will only invest proceeds from the initial public offering in cash and cash equivalents unless and until a tender offer has been completed.

“Redemption Value” means the Company’s net asset value excluding accounts payable to the Adviser (including the reimbursement of organizational and offering costs and deferred Adviser management fees) divided by the number of unrestricted shares outstanding.

Contribution and Reimbursement Agreement

The Company and the Adviser have entered into a Contribution and Reimbursement Agreement, whereby the Adviser has agreed to pay for certain organizational and offering expenses of the Company and will continue to pay such expenses until the closing of the Company’s initial public offering (collectively, the “Adviser Contributions”). The Company will be required to reimburse the Adviser for all Adviser Contributions from the proceeds raised in this offering within 15 days of the completion of a tender offer under the Tender Offer Policy.

In addition, pursuant to the Contribution and Reimbursement Agreement, the Adviser has agreed to defer the Company’s obligation to make payments to the Adviser pursuant to the Investment Advisory Agreement until after the completion of a tender offer under the Tender Offer Policy. As a result, all management fees that would be payable to the Adviser under the Investment Advisory Agreement and Adviser Contributions will be accrued, but not payable, unless and until such tender offer is completed.

Distributions

The timing and amount of our dividends, if any, will be determined by our Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other closed-end investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

See “Distributions.” To qualify as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

Taxation

We intend to elect to be treated, and to qualify annually, as a RIC, for U.S. federal income tax purposes beginning with our first full taxable year of operations. As a registered investment company and a RIC, we will be required to comply with certain regulatory requirements. While we intend to operate so as to qualify to be taxed as a RIC, no assurance can be given that we will be able to qualify for or maintain our RIC tax treatment. To the extent that we did not qualify as a RIC, we would be subject to U.S. federal income tax on our income imposed at corporate rates.

To maintain our status as a RIC, we would be required to, among other things:

	•	derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income;
	•	maintain diversified holdings; and
	•	timely distribute (or be deemed to distribute) in each taxable year dividends for U.S. federal income tax purposes equal to or exceeding the sum of (i) 90% of our investment company taxable income and (ii) 90% of our net tax-exempt income for that taxable year.

If we were to qualify as a RIC, we generally would not be subject to U.S. federal income tax on our income and net capital gains that we timely distribute (or are deemed to timely distribute) to shareholders as dividends. We will be subject to U.S. federal income tax imposed at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders. We may choose to retain all or a portion of our net capital gains or a portion of our income and pay the resulting U.S. federal income tax on such income or gains. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”

Leverage

We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan for our shareholders. As a result, if we declare a cash dividend or other distribution, each shareholder that has not “opted out” of our dividend reinvestment plan will have their dividends or distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions.

Shareholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

See “Dividend Reinvestment Plan.”

Administrator

U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) (the “Administrator”) serves as our administrator subject to the supervision of the Board pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Services Agreement. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional open-end and closed-end investment companies.

See “MANAGEMENT – Administrator.”

Custodian, Transfer and Dividend Paying Agent and Registrar

U.S. Bank N.A. serves as our custodian, and Computershare Trust Company N.A. serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Summary Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include:

General Risks

	●	We have no operating history as a closed-end investment company.
	●	There are risks associated with operating as a non-diversified management investment company.
	●	There can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus.
	●	Our success will depend, in large part, upon the skill and expertise of the Adviser, which has no prior experience managing a registered closed-end investment company.
	●	Our investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities and will not necessarily result in our investments being successful.
	●	The Company operates in a highly competitive market for direct equity investment opportunities. If the Company is unable to make investments, it may have an adverse effect on its performance.
	●	Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

●	Any unrealized losses we experience on our portfolio may be an indication of future realized losses.
●	Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.
●	If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.
●	A cyber-attack could have a material adverse effect on the Company.

Risks associated with our investment strategy

●	We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.
●	Our success depends on the identification and availability of suitable investment opportunities and terms and there can be no assurance that appropriate investments will be available to, or identified or selected by, us.
●	Our investments can be highly concentrated by: (i) geography; (ii) asset type; and/or (iii) sector, affecting diversification of our portfolio.
●	Our portfolio may be focused on a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of one or more of these companies deteriorates or their particular industries experience a market downturn.
●	We may be unable to make follow-on investments in our portfolio companies which could, in some circumstances, jeopardize the continued viability of one or more of our portfolio companies and our initial investments, or may result in a missed opportunity for us to increase our participation in a successful operation.
●	The Adviser anticipates that, from time to time, it and its affiliates may be named as defendants in civil proceedings which would consume time and resources and could jeopardize the successful closing of transactions.

Risks associated with our investments

●	The Company’s investments in private late-stage companies may be extremely risky, and the Company could lose all or part of its investments.
●	The securities of our portfolio companies are illiquid, and the inability of one or more of our portfolio companies to complete an initial public offering or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.
●	Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
●	We intend to invest primarily in securities traded on private secondary marketplaces which are considered riskier than securities of publicly traded companies due to the differences in their valuations. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.
●	We may not realize gains from our equity investments.
●	We may gain exposure to investments through a variety of structures, including SPVs and one or more wholly owned or controlled Subsidiaries that are not registered under the 1940 Act, which subjects us to additional risks, including:
	●	the fees we pay to invest in an SPV may be higher than if we invested in the single underlying portfolio company directly;
	●	in purchasing an SPV interest, we rely on the SPV sponsor’s sourcing, underwriting, and management capabilities and entrust all aspects of the management of the SPV to its manager;
	●	limited governance or information rights;
	●	reduced transparency into the underlying assets held by the SPV or the Subsidiary;
	●	some SPVs may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw which could hamper our ability to participate in other investment opportunities or cause us to sell other investments that we otherwise may not have sold; and
	●	SPVs are not publicly traded and therefore may not be as liquid as other types of investments.
●	The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay distributions of gains, if any.
●	The technology-related industries in which we invest are subject to risks.
●	The AI Companies in which we invest are subject to risks.

●	We will not hold controlling equity interests in our portfolio companies.
●	We rely on the management of our portfolio companies and, although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate a particular portfolio company successfully, or in a way that is consistent with our investment objective.
●	Only limited information may be made available to us regarding our investments in potential portfolio companies.
●	Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to any securities of the portfolio company, and we may waive or have contractual limitations with respect to such securities.
●	We may face contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Risks associated with the transaction structures in which we invest

●	We may use a variety of structures to gain exposure to the economic benefits of stock ownership in underlying portfolio companies.

Risks associated with forward security transactions

●	We may invest in “forward contracts” that involve institutional and individual shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance.

●	In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty.
●

Forward contracts with individuals involve: (i) heightened enforceability challenges relative to institutional counterparties, (ii) increased creditworthiness concerns given individuals’ limited financial resources, (iii) reduced liquidity and transferability, and (iv) elevated operational and legal risks due to less standardized documentation and settlement practices. In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

●

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.

●	A portfolio company may not be a party to and may not have approved or been informed of a counterparty’s transactions with us, and, should such portfolio company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions.
●	Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations.
●	Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us.
●	To mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us), which may be inadequate, and coverage limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things.

Risks associated with investment in Private Funds

●	We may purchase interests, units, or shares of Private Funds to gain economic exposure to AI Companies. Investing through such other structures carries additional risks, which include: the fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly; incentive fees charged by certain Private Funds may incentivize its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee; Private Funds are not publicly traded and therefore may not be as liquid as other types of investments; and Private Funds need not have independent boards, do not require shareholder approval of advisory contracts, may utilize leverage and may engage in joint transactions with affiliates, all of which present additional risks for stockholders.
●	A Private Fund may not provide us audited financial statements, and, in the absence thereof, we will not have an independent third party verifying financial reports.

●	No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency.
●	In purchasing Private Fund interests, we entrust all aspects of the management of the Private Fund to its manager, and are subject to the risks inherent in relying on a third party manager.
●	Each Private Fund will be subject to a variety of litigation risks.
●	A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund and we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of an investment of the Private Fund.
●	Certain investments, including interests in Private Funds or other securities, that we purchase at a discount on secondary marketplaces will be marked up to the most recent NAV reported by the manager of the underlying fund when the Company next determines its NAV, resulting in unrealized gains. Such unrealized gains will increase the Company’s NAV and performance by the difference between the most recent NAV reported by the manager of the underlying fund and the negotiated purchase price. Any gains later realized upon sale or exchange of the investments may subject shareholders to U.S. income taxes, even absent corresponding economic profits.
●	Valuations of Private Fund investments are often based on estimates provided by third parties, which may be adjusted and revised over time, affecting the Company’s NAV.
●	Private Funds have complex fee structures, including performance- related compensation, which differ from fee structures permitted for registered funds, which may be charged even if the Company experiences overall losses.
●	Conflicts of interest may exist in Private Fund investments.
●	The Company may face challenges monitoring the operations and performance of the Private Funds it invests in and may have limited access to information about the Private Funds’ investments and valuations.

General Market and Regulatory Risks

●	Adverse market conditions may have a material adverse impact on the Company’s portfolio companies and the Company’s returns.
●	Political, social and economic uncertainty risks could have a material adverse effect on the Company.
●	The United States has recently enacted and proposed to enact significant new tariffs, which may adversely affect the businesses of the Company’s portfolio companies.
●	Changes in the legal and regulatory landscape may impact the Company.
●	All investments risk the loss of capital.

Risks related to investing in the Company

●	We expect to hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation.
●	We may have indemnification obligations and such liabilities may be material and have an adverse effect on the returns to investors.
●	Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our shareholders.
●	The investment team of the Adviser may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.
●	Our ability to enter into transactions with our affiliates is restricted.

Risks related to the listing of our shares

●	Our stock price may be volatile, and could decline significantly and rapidly.
●	An active, liquid, and orderly market for our common stock may not develop or be sustained. You may be unable to sell your shares of common stock at or above the price at which you purchased them.

Risks related to our securities and this offering

●	Common stock of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our shares will not decline below our NAV per share.
●	If we issue preferred stock, the NAV and market value of our shares will likely become more volatile.

Risks related to leverage

●	We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.
●	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.
●	The costs of borrowing may exceed the income from the portfolio of securities purchased with borrowed funds.
●	A decline in NAV results if the investment performance of the additional securities purchased with debt fails to cover their cost to the Company (including any interest paid on the money borrowed or dividend requirements of preferred stock).

Risks related to U.S. Federal Income Tax

●	We will be subject to U.S. federal income tax imposed at corporate rates if we do not qualify as a RIC under Subchapter M of the Code.
●	RIC distribution requirements could adversely affect our liquidity and may force us to borrow funds during unfavorable market conditions.
●	Complying with RIC requirements for tax purposes may cause us to forego otherwise attractive opportunities or to liquidate otherwise attractive investments.
●	Revocation of our qualification for taxation as a RIC may cause adverse consequences to investors.
●	A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
●	If we are not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be tax-deductible.
●	We cannot predict how tax reform legislation will affect us or our stockholders.

See “Risk Factors” section beginning on page 16 of this prospectus and other information included in this prospectus for additional discussion of factors you should consider before deciding to invest in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in the Company.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)	[●]	%
Offering expenses (as a percentage of offering price)	[●]	%
Dividend reinvestment plan expenses	[●]	%
Total shareholder transaction expenses (as a percentage of offering price)	[●]	%

Annual expenses :	Percentage of net assets attributable to common stock
Management Fee payable under the Investment Advisory Agreement	2.00	%(1)
Interest payments on borrowed funds	0.00	%(2)
Acquired Fund Fees and Expenses	0.15	%(3)
Other expenses	0.95	%(4)
Total annual expenses	3.10%

(1)

Under the Investment Advisory Agreement, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to an annualized rate of 2.00% of our average gross assets (including assets purchased with borrowed funds, if any), measured as of the end of the two most recently completed calendar quarters. See “MANAGEMENT — Investment Advisory Agreement.” The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to common stock (rather than our gross assets).

(2)	The Company does not intend to borrow for investment purposes during the first 12 months following the effectiveness of this registration statement.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
(4)	Other Expenses includes accounting, legal and auditing fees of the Company, organizational and offering costs, expenses related to the Company’s dividend reinvestment plan, as well as fees paid to the Administrator, the transfer agent, the custodian and the independent directors. We based these expenses on estimated amounts for the Company’s initial fiscal year.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$31	$96	$163	$341

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “DIVIDEND REINVESTMENT PLAN” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

THE COMPANY

We are a newly-formed, non-diversified, closed-end management investment company registered under the 1940 Act. We were formed on June 30, 2025 as a corporation under the laws of the State of Maryland. Our principal office is located at 600 California Street, 11th Floor, San Francisco California 94108, and our telephone number is (415) 349-3488.

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $[    ] ($[    ] if the underwriters exercise the Over-allotment Option in full). The foregoing assumes that the Company will pay an aggregate sales load of $[ ] (or $[ ] per share), which is equal to [7]% of the aggregate offering price (assuming that no shares of common stock are tendered for repurchase in the Tender Offer), and the net proceeds does not include $[    ] of fees and expenses (which are described in the section captioned “Fees and Expenses”) paid by the Company in relation to the offering. Pursuant to the terms of the Contribution and Reimbursement Agreement, we will use approximately $[    ] in proceeds from this offering to reimburse the Adviser for organizational and offering expenses paid on our behalf. Such reimbursement will only be payable to the Adviser unless and until a tender offer under the Tender Offer Policy is completed. We will invest the net proceeds of any sale of shares in accordance with our investment objectives and policies. The Company intends to complete its investment of the net proceeds within three months, but, in any event, no later than 12 months, after close of the offering. Such investments may be delayed if suitable investments are unavailable at the time, such as market volatility and lack of liquidity in the markets of suitable investments. During such interim period before the net proceeds of the offering are invested in accordance with our investment objectives and policies, the Company anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the intended use of proceeds could adversely affect the value of our shares.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.

General Risks

No operating history as a closed-end investment company

We are a non-diversified, closed-end management investment company with no operating history. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.

Risk of operating as a non-diversified, management investment company

We are classified as a non-diversified, management investment company within the meaning of Section 5(b)(2) of the 1940 Act. As such, we do not have the benefits the 1940 Act provides for a management company that is diversified in the manner provided in Section 5(b)(1) of this Act. Section 5(b)(1) requires at least 75% of the value of total assets of a diversified company to consist of cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities. In addition, Section 5(b)(1) provides that in calculating the 75% amount, the management investment company may not invest more than 5% of the value of its total assets in any one issuer, and may not acquire more than 10% of the outstanding voting securities of this issuer. As a non-diversified management investment company, therefore, we are exposed to the risks that arise from investing in issuers beyond the limits set forth in Section 5(b)(1).

No assurance of investment return

The types of investments that we make involve a high degree of risk. In general, financial and operating risks confronting our portfolio companies can be significant. We cannot provide assurance that we will be able to choose, make or realize investments in any particular company or portfolio of companies. Moreover, while the type of investments that we make offers the possibility of substantial returns, such investments also involve a high degree of financial risk and can result in substantial or total capital losses.

In addition, there can be no assurance that we will be able to generate returns for our investors or that the returns will be commensurate with the risks of investing in the type of companies and transactions described in this prospectus. The performance and appreciation of the investments that comprise our portfolio will depend on the successful operation of the companies in which we invest, prevailing interest rates, and other market conditions over which we and the Adviser will have no control. Returns generated from our investments may not adequately compensate investors for the business and financial risks assumed, and an investor may lose all or a part of its investment in our shares.

Reliance on the Adviser

The Adviser has no prior experience managing a registered closed-end investment company. The Adviser provides us with management and advisory services and makes investment decisions on our behalf. Investors will have no role in making decisions with respect to the management, disposition or other realization of any investment, or decisions regarding our business and affairs. Consequently, our success will depend, in large part, upon the skill and expertise of the Adviser and its investment professionals. Furthermore, the investment professionals will not focus exclusively on our operations and may have responsibility for other managed investment funds.

The Adviser’s team of investment professionals will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of this prospectus. The Adviser’s team of investment professionals is currently composed of Edward Leathers, our President and Chief Executive Officer, who is currently the sole member of the Investment Committee. There can be no assurance that the investment and other professionals upon which the Adviser relies will continue to be associated with the Adviser while the Adviser serves as our investment adviser. Our future success will depend to a significant extent on the continued service and coordination of the Adviser’s team of investment professionals. If the Adviser’s team of investment professionals does not maintain their existing relationships with sources of investment opportunities and does not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser’s team of investment professionals has relationships are not obligated to provide us with investment opportunities. Therefore, the Adviser can offer no assurance that such relationships will generate investment opportunities for us. Furthermore, the Adviser cannot assure investors that the Adviser will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Investment due diligence and investment research may not reveal all relevant facts regarding investment opportunities

When conducting due diligence and investment research, we may be required to evaluate important and complex business, financial, tax, accounting, environmental, social, governance and legal metrics. Outside consultants, legal advisors, accountants and investment banks may be involved in the due diligence and investment research process in varying degrees depending on the type of investment. When conducting due diligence and investment research and making an assessment regarding an investment, the Adviser may rely on information provided by such persons, or by the management of the target of the investment or their advisors. The due diligence investigation and investment research that the Adviser carries out with respect to any investment opportunity may not reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity, may lead to inaccurate or incomplete conclusions, or may be manipulated by fraud. Moreover, such an investigation will not necessarily result in the investment being successful.

The Company operates in a highly competitive market for direct equity investment opportunities. If the Company is unable to make investments, it may have an adverse effect on its performance.

A large number of entities compete with the Company to make the types of direct equity investments that the Company targets as part of its business strategy. The Company competes for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity-based investment funds, investment banks, and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of the Company’s competitors are substantially larger than the Company and have considerably greater financial, technical, and marketing resources than the Company does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Company. In addition, some of the Company’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. There can be no assurance that the competitive pressures the Company faces will not have a material adverse effect on its business, financial condition, and results of operations. Also, as a result of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time, and the Company can offer no assurance that the Adviser will be able to identify and make direct equity investments that are consistent with the Company’s investment objective. To the extent the Company is unable to make investments in portfolio companies, an over-allocation of its assets in cash could have an adverse effect on the overall performance of the Company, as investments in cash and cash equivalents may not earn significant returns.

Our investment portfolio will be recorded at fair value as determined in good faith in accordance with procedures established by our Board and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our Board. There may not be a public market or active secondary market for certain of the types of investments that we hold and intend to make. Our investments may not be publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors, if at all. As a result, we will value these investments quarterly at fair value as determined in good faith in accordance with valuation policies and procedures approved by our Board.

The determination of fair value, and thus the amount of unrealized appreciation or depreciation we may recognize in any reporting period, is to a degree subjective, and our Adviser has a conflict of interest in making recommendations of fair value. We will value our investments quarterly at fair value in accordance with valuation policies and procedures approved by our Board, based on, among other things, input of the Adviser and independent third-party valuation firm(s) engaged at the direction of the Board. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our Board may differ materially from the values that would have been used if an active market and market quotations existed for such investments. Our NAV could be adversely affected if the determinations regarding the fair value of the investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

The Adviser estimates the fair value of the Company’s Private Fund investments based on valuations provided by the managers of the underlying Private Funds, which valuations may also be based on fair valuation procedures. These valuations are inherently subjective, may involve significant estimates and assumptions, and may not reflect the price that would be received if the Company were to sell such investments. These valuations may also be adjusted or revised over time as additional information becomes available or as market and company-specific conditions change. As a result, the Company’s reported NAV may differ materially from the value ultimately realized upon the disposition of such investments.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser as the valuation designee pursuant to policies and procedures approved by our Board. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations. This could result in realized losses in the future.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We are required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal control over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our ability to continue the offering.

A cyber-attack could have a material adverse effect on the Company.

Like other business enterprises, the use of the internet and other electronic media and technology exposes the Company and its service providers to potential operational and information security risks from cyber-security incidents, including cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Company or the Adviser, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Company. For instance, cyber-attacks may interfere with the processing of stockholder transactions, impact the Company ability to calculate its NAV, cause the release of private stockholder information or confidential (including proprietary) company information, impede trading, subject the Company to regulatory fines or financial losses, cause reputational damage, and/or otherwise disrupt normal business operations. The Company may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for trading counterparties and issuers of securities in which the Company invests, which could result in material adverse consequences for such issuers and may cause the Company’s investment in its portfolio companies to lose value. There is also a risk that cybersecurity breaches may not be detected.

Risks Associated with Our Investment Strategy

Investment methodology

We may employ certain strategies that depend upon the reliability and accuracy of the Adviser’s analytical investment processes. To the extent such investment processes (or the assumptions underlying them) do not prove to be correct, we may not perform as anticipated, which could result in substantial losses.

Identification of appropriate investments

Our success depends on the identification and availability of suitable investment opportunities and terms. The availability and terms of investment opportunities will be subject to market conditions, prevailing regulatory conditions in regions where we may invest, and other factors outside our control. In addition, we may find ourselves in competition with other funds that have entered or may enter its markets or with private equity funds and financial institutions that may be willing to extend financing on terms that are more favorable to the portfolio company than the Adviser believes are appropriate in light of the risk of the investment. Therefore, there can be no assurance that appropriate investments will be available to, or identified or selected by, us.

Concentration of investments

Many of our investments will be in U.S. private companies in the technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Except as otherwise described herein, investors generally have no assurance as to the degree of diversification of our investments, either by geographic region, asset type or sector. Accordingly, a significant portion of our investments may be made in relatively few geographic regions, asset types, security types or industry sectors. Any such concentration of risk may increase losses suffered by us, which could have a material adverse effect on our overall financial condition. Risks associated with different assets may be correlated in unexpected ways, with the result that we face concentrated exposure to certain risks.

Our portfolio may be focused on a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of one or more of these companies deteriorates or their particular industries experience a market downturn.

To the extent we limit our number of investments, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. As a result, a downturn in any particular industry in which a significant number of our portfolio companies operate could materially adversely affect us.

Inability to make follow-on investments

Following our initial investment in portfolio companies or assets, we may be called upon to provide additional investments in that portfolio company as follow-on investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, we prefer other opportunities, or we lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an initial public offering (“IPO”) as a result of regulatory or financial restrictions.

Litigation and regulatory investigations

The Adviser anticipates that, from time to time, the Adviser and its affiliates may be named as defendants in civil proceedings. Litigation or threats of litigation consume time and resources and jeopardize the successful closing of transactions. Moreover, the outcome of such proceedings may materially adversely affect the value of portfolio positions, may be impossible to predict, and may continue unresolved for long periods of time. The expense of prosecuting claims, for which there is no guarantee of success, and/or the expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by us and would reduce net assets.

As an investment adviser, the Adviser expects to have interactions with and inquiries from regulators from time to time, including but not limited to matters related to us, the Adviser and its affiliates.

Risks Associated with Our Investments

The Company’s investments in private late-stage companies may be extremely risky, and the Company could lose all or part of its investments

Investments in the late-stage private companies that we target involves a number of significant risks, including the following:

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these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings (possibly at discounted valuations where we could be substantially diluted if we do not or cannot participate), bankruptcy, or liquidation and the reduction or loss of our equity investment;

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these companies typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

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these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	these companies are privately owned, and thus there is generally little publicly available information about their businesses, and although we will perform due diligence investigations on these portfolio companies, their operations, and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions, we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable;

•	these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

•	these companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior or pari passu preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our investment professionals have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

The securities of our portfolio companies are illiquid

The securities of our portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO or consummate another liquidity event within our targeted time frame for that investment will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any. The IPO market is, by its very nature, unpredictable. A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available venture capital funding to late-stage companies that cannot complete an IPO. Such stagnation could dampen returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital. This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if, as and when they go public.

The equity securities we acquire in portfolio companies are generally subject to contractual transfer limitations imposed on their stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights. These obligations generally expire only upon an IPO by the portfolio company or the occurrence of another liquidity/exit event. As a result, prior to an IPO or other liquidity/exit event, our ability to liquidate our private portfolio company positions may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

If the portfolio companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO or consummate another liquidity event within our targeted time frame, or they may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted holding period and the value of these investments may decline substantially if an IPO or other exit is no longer viable. We may also be forced to take other steps to exit these investments.

The illiquidity of our portfolio company investments, including those that are traded on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments should the need arise. Also, if we were required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and we anticipate that all or a substantial portion of our portfolio may be invested in such illiquid securities at all times.

In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until any applicable post-IPO lockup restriction expires. As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO. There is also no assurance that a meaningful trading market will develop for our publicly traded portfolio companies following an IPO to allow us to liquidate our position when we desire.

Non-U.S. Investments Risk.

Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities; (vi) difficulties in enforcing legal judgements in foreign courts; (vii) reduced levels of publicly available information concerning issuers; and (viii) difficulties in transaction settlement and the effect of this delay on shareholder equity. Laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by us.

Risks related to investing in securities traded on private secondary marketplaces.

We may utilize private secondary marketplaces to acquire investments for our portfolio. Investments in equity securities acquired through private secondary marketplaces typically involve purchasing shares from existing shareholders of private companies rather than directly from the private company itself. These transactions often require the consent of the issuer or its board of directors, and may be subject to rights of first refusal, transfer restrictions, or other limitations set forth in the issuer’s governing documents. As a result, our ability to acquire or dispose of such investments may be delayed or restricted, and there can be no assurance that proposed transactions will be completed on the terms originally negotiated or at all. In addition, settlement of such transactions may be prolonged, which could expose us to counterparty risk and market fluctuations during the interim period.

In secondary market transactions involving equity-related securities such as forwards, swaps, and other synthetic equity agreements, we typically seek exposure to private company stock through contractual arrangements with existing shareholders or counterparties rather than direct purchases from the issuer. These transactions may be subject to certain restrictions and limitations in the issuer’s governing documents. Settlement can involve administrative delays in updating shareholder records or, in the case of cash-settled instruments, reliance on counterparty performance. As a result, our ability to acquire or dispose of such investments may be delayed, uncertain, or dependent on third-party approvals.

When we purchase secondary shares, we may have little or no direct access to financial or other information from these portfolio companies. As a result, we will be dependent upon the relationships of our investment professionals to obtain the information necessary to perform research and due diligence, and to monitor our investments after they are made. There can be no assurance that our management team and investment professionals will be able to acquire adequate information on which to make its investment decision with respect to any private secondary marketplace purchases, or that the information it is able to obtain is accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary marketplaces could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our NAV and results of operations.

In addition, while we believe the ability to trade on private secondary marketplaces provides valuable opportunities for liquidity, there can be no assurance that the portfolio companies with respect to which we invest through private secondary marketplaces will have or maintain active trading markets, and the prices of those securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may result in an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may overstate its actual value, which may cause us to realize future capital losses on our investment in that portfolio company. If any of the foregoing were to occur, it would likely have a material and adverse effect on our NAV and results of operations.

Investments in private companies, including through private secondary marketplaces, also entail additional legal and regulatory risks, which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. The application of these laws within the context of private secondary marketplaces and related market practices are still evolving, and, despite our efforts to comply with applicable laws, we could be exposed to liability. The regulation of private secondary marketplaces is also evolving. Additional state or federal regulation of these markets could result in limits on the operation of or activity on those markets. Conversely, deregulation of these markets could make it easier for investors to invest directly in private companies and affect the attractiveness of the Company as an access vehicle for investment in private shares. Private companies may also increasingly seek to limit secondary trading in their stock, such as through contractual transfer restrictions, and provisions in company charter documents, investor rights of first refusal and co-sale and/or employment and trading policies further restricting trading. To the extent that these or other developments result in reduced trading activity and/or availability of private company shares, our ability to find investment opportunities and to liquidate our investments could be adversely affected.

Due to transfer restrictions and the illiquid nature of the Company’s investments, the Company may not be able to purchase or sell its investments when it determines to do so.

The Company’s investments are expected to be, (i) in equity securities (e.g., common and/or preferred stock, or equity-linked securities convertible into such equity securities) of privately held companies and (ii) in SPVs, which invest in the equity securities of privately held companies. Such equity securities are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent. In order to complete a purchase of such securities, the Company may need to, among other things, give the issuer or its stockholders a particular period of time, often 30 days, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. The Company may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal. When the Company completes an investment (or upon conversion of equity-linked securities), it generally becomes bound to the contractual transfer limitations imposed on the subject company’s stockholders as well as other contractual obligations, such as tag-along rights (i.e., rights of a company’s minority stockholders to participate in a sale of such company’s shares on the same terms and conditions as a company’s majority stockholder, if the majority stockholder sell its shares of the company). These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO of a particular portfolio company, the Company’s ability to liquidate such securities may be constrained. Transfer restrictions could limit the Company’s ability to liquidate its positions in these securities if it is unable to find buyers acceptable to its portfolio companies, or, where applicable, their stockholders. Such buyers may not be willing to purchase the Company’s investments at adequate prices or in volumes sufficient to liquidate its position, and even where they are willing, other stockholders could exercise their tag-along rights to participate in the sale, thereby reducing the number of shares sellable by the Company. Furthermore, prospective buyers may be deterred from entering into purchase transactions with the Company due to the delay and uncertainty that these transfer and other limitations create.

Due to the illiquid nature of most of the Company’s investments, the Company may not be able to sell these securities at times when the Adviser deems it necessary to do so or at all. Due to the difficulty of assessing the Company’s NAV, the NAV for the Company’s shares may not fully reflect the illiquidity of its portfolio, which may change on a daily basis, depending on many factors, including the status of the alternative trading systems and other private secondary markets on which the Company’s portfolio securities may trade and the Company’s particular portfolio at any given time.

We may not realize gains from our equity investments

We invest principally in the equity and equity-related securities of private late-stage AI Companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire may be subject to drag-along rights, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the portfolio companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on our investment.

The Company may enter into SAFEs with portfolio companies, which give the Company certain rights for future equity in such portfolio companies similar to a warrant, except without determining a specific price per share at the time of the initial investment. The Company’s ability to receive portfolio company equity under a SAFE is contingent upon the occurrence of triggering events set forth in the applicable SAFE agreements, such as a priced round of investment or liquidation event, which may never materialize. In addition, SAFE terms may vary from agreement to agreement and may provide a right to the portfolio company to repurchase the Company’s future right to equity before a triggering event occurs. There is no guarantee that the Company will receive favorable terms when entering into a SAFE or that the Company will recover its investment in a portfolio company made under such agreement.

General SPV and Subsidiary Risks

Our investments may be made through SPVs and, from time to time, through one or more wholly owned or controlled Subsidiaries, including entities that are not registered under the 1940 Act. Investments through these structures may involve additional risks and expenses.

Our investments in SPVs will typically require us to bear a pro rata share of the vehicles’ expenses, including operating and offering-related costs, which could result in higher expenses than if we invested in the single underlying portfolio company directly. Because SPVs are organized by managers unaffiliated with us and we will typically be one of many investors in the SPV, in purchasing an SPV interest, we entrust all aspects of the management of the SPV to its manager.

Subsidiaries, to the extent utilized, may be subject to risks associated with their structure and operations, including the risks that such entities are not subject to all of the protections of the 1940 Act and may incur additional expenses. There can be no assurance that the use of such Subsidiaries will not adversely affect our performance.

SPVs are generally organized as limited liability companies, and to the extent an SPV is organized as a Delaware Series LLC, we would be subject to the risks inherent in investing in a Delaware Series LLC [discussed above.] Some SPVs in which we invest may impose restrictions on when investors may withdraw their investment or limit the amounts investors may withdraw. To the extent we seek to reduce or sell out our investment at a time or in an amount that is prohibited, we may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that we may not have otherwise sold. Additionally, SPVs are not publicly traded and therefore may not be as liquid as other types of investments. These characteristics present additional risks for stockholders.

The lack of liquidity in, and potentially extended holding period of, many of our investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time to time.

In addition, because we generally invest in equity and equity-related securities, with respect to the majority of our portfolio companies, we do not expect regular realization events, if any, to occur in the near term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

Technology-related industries in which we invest are subject to risks

Technology-related industries in which we invest are subject to risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks. The revenue, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in technology-related sectors have historically decreased over their productive lives.

In addition, we expect our portfolio companies will face intense competition since their businesses are rapidly evolving, intensely competitive and subject to changing technology, shifting user needs and frequent introductions of new products and services. Potential competitors to our portfolio companies in the technology industry range from large and established companies to emerging start-ups. Further, such portfolio companies are, in many cases, subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, may not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of technology-related companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the United States and Europe. Any of these factors could materially and adversely affect the business and operations of a portfolio company in the technology industry and, in turn, adversely affect the value of these portfolio companies and the value of any securities that we may hold.

AI Companies in which we invest are subject to risks

AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that such AI utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error – potentially materially so – and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of the AI technology. Companies involved in, or exposed to, AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize artificial intelligence. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Company may be adversely affected by negative developments impacting those companies, industries or sectors.

In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in AI will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on a company’s products or services. Companies engaged in artificial intelligence-related activities could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. AI Companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. AI Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.

AI Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and data services companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis.

We will not hold controlling equity interests in our portfolio companies

We will not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

Reliance on portfolio company management

The day-to-day operations of the portfolio companies in which we will invest will be the responsibility of such portfolio company’s management team. We do not intend to seek representation on the board of directors of portfolio companies or otherwise provide management or strategic planning assistance, and will not have an active role in the day-to-day management of the companies in which we invest. Although the Adviser will be responsible for monitoring the performance of each investment, there can be no assurance that the existing management team, or any successor, will be able to operate the company successfully, or in a way that is consistent with our investment objective. To the extent that the senior management of a portfolio company performs poorly, or if a key manager of a portfolio company terminates employment, our investment in such company could be adversely affected. There are many challenges faced by leaders of venture-funded private companies, including resignations or dismissals of senior executive officers and other top managers, disputes among investors and board members, regulatory hurdles, bad press, allegedly unethical or illegal business practices, competition from larger companies with better resources and experience, and management complicity in discrimination and hostile workplace environments on account of race or gender. Our returns will depend in large part on the performance of these unrelated individuals and could be substantially adversely affected by the unfavorable performance of a small number of such individuals.

In addition, we will generally participate in the capital structure of the portfolio companies on the basis of financial projections for such portfolio companies. Projected operating results will normally be based in part on the judgment of the management of the portfolio company. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. There can be no assurance that the projected results will be obtained, and actual results may vary significantly from the projections. In circumstances in which the Adviser relies on information from corporate management, the Company may be subject to the risk of dysfunctional or fraudulent management and/or accounting irregularities.

Limited information

Only limited information may be made available to us regarding our investments in potential portfolio companies. There generally will be little or no publicly available information regarding the status and prospects of the portfolio company. Investment decisions may depend on the ability to obtain relevant information from non-public sources, and we may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. There is a risk that: (i) there are facts or circumstances pertaining to a portfolio company that the public (including us) are not aware of; and (ii) publicly available information concerning the a portfolio company upon which we rely may prove to be inaccurate, and, as a result of (i) or (ii), the investor may suffer a partial or complete loss on its investment.

No guarantee of future access to information

Each portfolio company is under no obligation to furnish, or may generally resist providing, information to us with respect to its securities, and we may waive or have contractual limitations with respect to such securities. Exercise and use of any information rights with respect to the portfolio company will be at our sole discretion.

Contingent Liabilities

Our investments will be in private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

Risks Associated with the Transaction Structures in Which We Invest

We may use a variety of structures to gain exposure to the economic benefits of stock ownership in underlying portfolio companies. The following sets out some of the risk factors associated with the structures of our investments.

Risks associated with Forward Security Transactions

Forward shareholder performance

We may invest in “forward contracts” with respect to a potential portfolio company that involve institutional and individual shareholders (each, a “counterparty”), whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions.

These may involve counterparty promises of future performances, including among other things, transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

Individual counterparties

The Company may enter into forward contracts with individual rather than institutional counterparties. Such arrangements involve heightened risks, including the potential for increased difficulty enforcing contractual obligations, greater credit risk due to individuals’ more limited financial resources, and reduced liquidity or transferability of the contracts, which may limit the Company’s ability to exit positions. In addition, forward contracts with individuals may involve less standardized documentation, weaker operational safeguards, and a greater potential for disputes or regulatory challenges. Any of these factors could increase the likelihood of default or loss to the Company.

No direct relationship

In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty(ies). In such cases, we will not be direct beneficiaries of the portfolio company’s securities or related instruments. Instead, we would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Portfolio company may not be a party

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value of thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

Complications may arise with respect to a corporate event

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.

Portfolio company may object

The portfolio company may not be a party to and may not have approved or been informed of the counterparty’s transactions with us, unless otherwise disclosed. The portfolio company may, upon learning of the counterparty’s transactions, take steps to invalidate or frustrate them, demand that we stop purchasing portfolio company’s securities, or seek redress or retaliation against counterparties, us, or others. Should the portfolio company object to the existence of the forward contract, it may take any number of steps to discourage or obstruct the transactions, including claiming that the counterparty transactions violate the portfolio company’s agreements, claiming causes of action against counterparties or us, defensive measures intended to discourage counterparties from selling the portfolio company’s securities to us, refusing to accept or process securities transfers, or claiming rights to rescind our transactions or trigger rights of refusal to purchase the portfolio company’s securities involved in our transactions. Should a portfolio company wish to prospectively discourage secondary transactions by us, it may adopt policies or securities-related documents that makes such transactions impractical. A portfolio company may also object to use of its name, intellectual property, or public or non-public information about it. A portfolio company may be under no obligation to approve or recognize transactions involving the portfolio company’s securities that occur as a result of forward transactions. Conversely, a portfolio company that does wish to endorse, approve, or participate in the transactions may face complex and costly regulatory requirements and exposure to risk for doing so, which could discourage it from approving or participating in the transaction.

Forward shareholder death, bankruptcy, or incapacity

Should a counterparty to a forward transaction die, become bankrupt, disabled, or no longer have legal capacity, it may not honor its contractual obligations with respect to its shares, and in some cases, may be relieved of such obligations.

Operation of law

Due to divorce, bankruptcy, or for other reasons, counterparties may be subject to court orders or other legal requirements affecting their shares that are inconsistent with their obligations to us.

Insurance

To mitigate some of the risks inherent in purchasing forward contracts, we may purchase insurance (at additional cost to us). To the extent we purchase insurance for a given forward transaction, such insurance may be inadequate, and coverage may be limited or denied due to (among other things) liability limits, exclusions, the scope and limitations of coverage, the good faith and compliance of the insurer in honoring claims, the performance of the pool in making claims, among other things. If transacting through a secondary market intermediary, we may not be direct beneficiaries of such insurance policy, and in those cases will have no direct right to make claims or enforce policy provisions. Instead, the third party itself would be the insured, and will pass along a share of any insurance proceeds to us. In the event any insurance policy expires, is terminated, or reaches its policy limits, we or the third party may or may not be able to secure a new underwriter on a commercially reasonable basis, even if we or the third party attempts to do so.

Risks Associated with Investments in Private Funds

We may purchase units or shares of Private Funds to gain economic exposure to AI Companies. Investing through such structures carries additional risks, as detailed below.

General Private Fund risks

Our investments in Private Funds will require us to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees we pay to invest in a Private Fund may be higher than if the manager of the Private Fund managed our assets directly. The incentive fees charged by certain Private Funds may create an incentive for a Private Fund’s manager to make investments that are riskier and/or more speculative than those it might have made in the absence of an incentive fee, creating a conflict of interest between the Private Fund, its manager, and its investors. Investments in Private Funds may be subject to other conflicts of interest. For example, managers may value assets in a manner that increases their compensation or allocate opportunities among affiliated funds in a way that is not favorable to the Company. These conflicts could adversely affect the performance of such Private Funds and, in turn, the Company’s investment results.

Private Funds are not publicly traded and therefore may not be as liquid as other types of investments. Furthermore, Private Funds may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by us when compared to unleveraged investments. For example, Private Funds need not have independent boards, do not require shareholder approval of advisory contracts, may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for our stockholders.

Private Funds purchased at a discount

Certain investments, including interests in Private Funds or other securities, that we purchase at a discount on secondary marketplaces will be marked up to the most recent NAV reported by the manager of the underlying Private Fund when the Company next determines its NAV, resulting in unrealized gains. Such unrealized gains will increase the Company’s NAV and performance by the difference between the most recent NAV reported by the manager of the underlying Private Fund and the negotiated purchase price. Any gains later realized upon sale or exchange of the investments may be subject to U.S. income taxes, even absent corresponding economic profits.

No audited financials

A Private Fund may not provide audited financials to us. In the absence of audited financials, we will not have an independent third party verifying financial statements and reports.

Complex fee structures

Investments in Private Funds expose the Company to complex fees structures, including performance-based compensation, which differ from fee structures permitted for registered funds. These fees may be assessed even if the Company’s overall investment in such Private Funds declines in value, which could reduce the Company’s returns to shareholders below what they would otherwise be if the Company had invested through a different structure.

Limited liquidity of Private Fund interests

No market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

Management of a Private Fund

We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We may have challenges monitoring the operations and performance of the Private Fund. We may not have access to updated information on the valuations of the Private Fund’s underlying holdings and the fair valuation procedures that the manager of the Private Fund uses to determine the Private Fund’s net asset value. We will not receive the detailed financial information issued by the underlying portfolio company(ies) that may be available to the manager of the Private Fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

Risk inherent in reliance on a third party manager

The manager of a Private Fund may make decisions which result in a loss for the Private Fund and consequently impair our financial results. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Litigation risks

Private Funds are subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of a Private Fund it is possible that the Private Fund, its manager, the Private Fund’s members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of other ways, including by distracting the manager and harming relationships between the Private Fund and its portfolio companies or other investors in such portfolio companies.

Recourse to the Private Fund’s assets

A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in a Private Fund’s assets adversely affected by a liability arising out of an investment of such Private Fund.

General Market and Regulatory Risks

Adverse market conditions may have a material adverse impact on the Company’s portfolio companies and the Company’s returns.

The value of the securities in which the Company invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rate changes, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs, and related geopolitical events. In addition, the value of the Company’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, exchange trading suspensions and closures, infectious disease outbreaks, or pandemics. Rapid or unexpected changes in market conditions could cause the Company to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs, and significantly lower interest rates. These actions may result in significant expansion of public debt and greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Political, social and economic uncertainty risks could have a material adverse effect on the Company.

Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Company and the issuers in which it invests are exposed. As global systems, economies, and financial markets are increasingly interconnected, events that once had only local impacts are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives, and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less, or different governmental regulation and supervision of the securities markets and market participants and increased, decreased, or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls, and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Recent examples of the above include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel and Iran and Israel in the Middle East. Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. Additionally, the ongoing armed conflict between Israel and Hamas and other militant groups in the Middle East and the recent hostilities between Israel and Iran and related events may cause significant market disruptions and volatility. These events may adversely affect regional and global economies, including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas, and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Company invests in securities of issuers located in Russia, Ukraine, Israel, and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Company’s investments.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Company and companies in which it invests. For example, if a bank in which the Company or a portfolio company has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Company or portfolio company. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility, and/or other services to a portfolio company fails, the portfolio company could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by portfolio companies remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services, or result in the portfolio companies being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Company and portfolio companies, both from market conditions and potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, due to developments in the banking industry or otherwise (including because of delayed access to cash or credit facilities), could have an adverse impact on the Company and its portfolio companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Company’s investments, it is clear that these types of events will impact the Company and the issuers in which it invests. The issuers in which the Company invests could be significantly impacted by emerging events and uncertainty of this type, and the Company will be negatively impacted if the value of its portfolio holdings decreases as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Company to suffer a loss of any or all of its investments or interest thereon. The Company will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Company invests, or their key service providers are compromised or if necessary or beneficial systems and processes are disrupted.

The United States has recently enacted and proposed to enact significant new tariffs, which may adversely affect the business of the Company’s portfolio companies.

The United States has recently enacted, and proposed to enact, significant new tariffs. Additionally, the new presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the Company’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact the Company’s business.

Legal and regulatory risks

Government counterparties may have the discretion to change or increase regulation of a portfolio company’s operations, or implement laws or regulations affecting its operations, separate from any contractual rights it may have. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company. Governments have considerable discretion in implementing regulations that could impact a portfolio company’s business, and because its business may provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect a portfolio company’s business. There can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of our investments.

We may seek to acquire a significant stake in certain securities or instruments and may invest in certain sectors that are subject to special regulatory oversight. In such event, we may be required to file a notification with a governmental agency, seek regulatory approval or comply with other regulatory requirements. These requirements may result in a delay in, or prohibit, the acquisition of an investment. Compliance with regulatory requirements may result in additional costs to us. Such restrictions may also restrict or delay our ability to liquidate an investment.

Investment and trading risks

All investments risk the loss of capital. No guarantee or representation is made that our investment program will be successful. There is no assurance that we will be able to generate positive returns for our investors or that the returns will be commensurate with the risks of investing in companies, securities and instruments and strategies described in this prospectus. There can be no assurance that our returns will not be correlated with a traditional portfolio of stocks or bonds. Our investment program may utilize such investment techniques as leverage and limited diversification, which practices can, in certain circumstances, magnify the adverse impact of market moves to which we may be subject or cause our net assets to appreciate or depreciate at a greater rate. We may invest in highly volatile securities or markets, which could impair our profitability or result in losses.

Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults, or non-performance by financial institutions, could adversely affect our portfolio companies’ current and projected business, financial condition and results of operations and result in a decline in the valuation of our investments.

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems

Risks Related to Investing in the Company

Difficulty of asset valuations or appraisals

We hold investments that are not listed on any stock exchange and/or which may be illiquid without a readily independent market valuation. We are required to fair value such investments and expect to conduct our own fair valuations consistent with valuation policies and procedures adopted by the Board. The Adviser also utilizes alternative valuation methods, such as engaging third-party valuation providers or pricing services, as it determines are necessary in order to fair value such investments. All valuation methods necessarily involve a level of subjectivity for which objective support is unavailable. If a third party is used to assist with asset valuations, we will ultimately be responsible for the valuation of such assets notwithstanding the assistance from an independent third party provider.

Indemnification

We may have indemnification obligations. Such liabilities may be material and have an adverse effect on the returns to investors. Our indemnification obligations would be payable from our assets, and such indemnification obligations will survive the winding-up and dissolution of the Company.

Potential conflicts of interest

Instances may arise where the interests of the Adviser and its affiliates may potentially or actually conflict with our interests and the interests of our shareholders. The following discussion enumerates certain potential conflicts of interest that should be carefully evaluated before making an investment in our shares. The discussion below does not seek to exhaustively describe all potential conflicts of interest.

The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Certain members of the Adviser’s investment team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the principals of the Adviser and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. In serving in these multiple capacities, they may have obligations to other investors in those entities, the fulfillment of which may not be in the best interests of us or our shareholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Possession of Material Non-Public Information

The investment team of the Adviser may have access to material nonpublic information of portfolio companies in which we invest. In the event that we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on our ability to achieve our investment objective.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same Portfolio Company without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated companies like ours rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price.

Risks Related to the Listing of Our Shares

Our stock price may be volatile, and could decline significantly and rapidly.

If the trading price of our shares of common stock is above the level that investors determine is reasonable, some investors may attempt to short our shares after trading begins, which would create additional downward pressure on the trading price of our shares, and there will be more ability for such investors to short our shares in early trading than is typical for an underwritten public offering given the limited amount of contractual lock-up agreements or other restrictions on transfer.

The trading price of our shares of common stock following the listing also could be subject to wide fluctuations in response to numerous factors in addition to the ones described in the preceding risk factors, many of which are beyond our control, including:

•	actual or anticipated fluctuations in our financial condition, results of operations, or operating metrics and those of our competitors;
•	the number of shares of our common stock made available for trading;
•	failure of securities analysts to initiate or maintain coverage of us, changes in financial estimates by any securities analysts who follow our company, or variance in our financial performance from expectations of securities analysts;
•	changes in our projected operating and financial results;
•	future sales of our shares of common stock by us or our stockholders;
•	changes in our Board, senior management, or key personnel;
•	the trading volume of our shares of common stock;
•	general economic and market conditions; and
•	other events or factors, including those resulting from war, incidents of terrorism, pandemics, elections, or responses to these events.

An active, liquid, and orderly market for our shares of common stock may not develop or be sustained. You may be unable to sell your shares at or above the price at which you purchased them.

We have applied to list our shares of common stock on NYSE immediately following the effectiveness of this Registration Statement on Form N-2. We will obtain approval from the NYSE to list the shares of our common stock prior to seeking effectiveness of this Registration Statement. Prior to listing on NYSE, there has been no public market for our shares. Moreover, consistent with Regulation M and other federal securities laws applicable to our listing, the Company has no specific plans to sell shares in the public market following the listing. It is possible that CCM’s sale of our common stock will result in an oversupply of our common stock on NYSE, which may cause the price of our shares to decrease. In the case of a lack of demand for our common stock, the trading price of our shares could decline significantly and rapidly after our listing. In the case of a lack of supply of our shares, the trading price of our shares may rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing our shares if they are unable to purchase a block of our shares in the open market in a sufficient size for their investment objectives. If institutional investors are unable to purchase our shares in a sufficient amount for their investment objectives, the market for our shares may be more volatile without the influence of long-term institutional investors holding significant amounts of our shares. Therefore, an active, liquid, and orderly trading market for our shares may not initially develop or be sustained, which could significantly depress the trading price of our shares and/or result in significant volatility, which could affect your ability to sell your shares

Risks Related to Our Securities and This Offering

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their NAVs, and we cannot assure you that the market price of our Shares will not decline below our NAV per share.

Common stock of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at, or below our NAV per share. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit.

If we issue preferred stock, the NAV and market value of our shares will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to our stockholders. The issuance of preferred stock would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Risks Related to Leverage

We may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in us.

As part of our business strategy, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders or investors. Holders of these senior securities will have fixed-dollar claims on our assets that are superior to the claims of our shareholders. If the value of our assets decreases, leverage would cause our NAV to decline more sharply than it otherwise would have if we did not employ leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments.

Our ability to service any borrowings that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, the Management Fee will be payable based on our average gross assets (including assets purchased with borrowed funds, if any), which may give our Adviser an incentive to use leverage to make additional investments. The amount of leverage that we employ will depend on our Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us, which could affect our return on capital.

In addition to having fixed-dollar claims on our assets that are superior to the claims of our common shareholders, obligations to lenders may be secured by a first priority security interest in our portfolio of investments and cash.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities provided we meet certain asset coverage ratios (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, if we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such stock would rank “senior” to shares of our common stock, preferred stockholders would have separate voting rights on certain matters and have other rights, preferences and privileges more favorable than those of our stockholders, and we could be required to delay, defer or prevent a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell our common stock at a price below the then current NAV per share if the Board determines that such sale is in our best interests and a majority of our stockholders approves such sale. In addition, we may generally issue additional shares of common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Risks Related to U.S. Federal Income Tax

We will be subject to U.S. federal income tax imposed at corporate rates if we do not qualify as a RIC under Subchapter M of the Code.

While we intend to operate so as to qualify to be taxed as a RIC, no assurance can be given that we will be able to qualify for or maintain our RIC tax treatment. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute (or are treated as distributing) to shareholders. We will be subject to U.S. federal income tax imposed at corporate rates on any income or gains that we do not timely distribute (or are deemed to distribute) to our shareholders, which may reduce our cash flows. To qualify as a RIC under the Code, we must meet several requirements, including the following annual distribution, source of income and asset diversification requirements. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

The annual distribution requirement for a RIC will be satisfied if we timely distribute (or are deemed to distribute) to our shareholders on an annual basis at least the sum of (i) 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long term capital losses, and (ii) 90% of our net tax-exempt income for that taxable year. In addition, a RIC may, in certain cases, satisfy this annual distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. For U.S. federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our tax treatment as a RIC and/or minimize corporate-level U.S. federal income or excise tax, described below. Under such circumstances, we may have difficulty satisfying the distribution requirements described above necessary to maintain RIC tax treatment under the Code. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment.

The source of income requirement will be satisfied if we obtain at least 90% of our annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, net income from an interest in a qualified publicly traded partnership, or other income derived from the business of investing in stock or securities.

The asset diversification requirements will be satisfied if, at the end of each quarter of our taxable year:

•	At least 50% of the value of our total assets consists of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other securities, provided that such other securities or any one issuer do not represent more than 5% of the value of our total assets or more than 10% of the outstanding voting securities of the issuer; and

•	No more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) the securities of certain “qualified publicly traded partnerships.”

Further, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

While we intend to distribute substantially all of our income and capital gains to minimize exposure to U.S. federal income and excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely.

To the extent that we do not qualify as a RIC, we would be subject to U.S. federal income tax on our income and gains imposed at corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax imposed at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

RIC distribution requirements could adversely affect our liquidity and may force us to borrow funds during unfavorable market conditions.

We intend to make distributions to investors to comply with the requirements of the Code for maintaining RIC status and to minimize or eliminate our corporate income tax obligation to the extent consistent with our business objectives. Our cash flows from operations may be insufficient to fund required distributions, for example as a result of differences in timing between the actual receipt of income and the recognition of income for U.S. federal income tax purposes, limitations on interest expense and net operating loss deductibility, or required debt service or amortization payments. In order to maintain our RIC status and to meet the RIC distribution requirements for tax purposes, we may need to borrow funds on a short-term basis or sell assets, even if the then-prevailing market conditions are not favorable for these borrowings or sales. The insufficiency our cash flows to cover our distribution requirements could have an adverse impact on our ability to raise short- and long-term debt or sell equity securities in order to fund distributions required to maintain our RIC status.

Complying with RIC requirements for tax purposes may cause us to forego otherwise attractive opportunities or to liquidate otherwise attractive investments.

To qualify for taxation as a RIC, we must continually satisfy tests concerning, among other things, the sources of our income, the nature and diversification of our assets and the amounts that we distribute to our investors. Thus, compliance with the RIC requirements for tax purposes may, for instance, hinder our ability to make certain otherwise attractive investments or undertake other activities that might otherwise be beneficial to us and our investors, or may require us to borrow or liquidate investments in unfavorable market conditions and, therefore, may hinder our investment performance. These actions could have the effect of reducing our income and amounts available for distribution to investors.

Revocation of our qualification for taxation as a RIC may cause adverse consequences to investors.

The Board may revoke or otherwise terminate our RIC status election, without the approval of investors, if it determines that it is no longer in our best interest to qualify for taxation as a RIC. If we cease to maintain our RIC status we will not be allowed a deduction for dividends paid to investors in computing our taxable income and will be subject to U.S. federal income tax at regular corporate rates, as well as state and local taxes, which may have adverse consequences on our total return to investors.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the source of income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal income tax imposed at corporate rates on their earnings, which ultimately will reduce our return on such income and fees.

If we are not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from us in the amount of such U.S. shareholder’s allocable share of the base management fee paid to the Adviser and certain of our other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. For taxable years beginning after 2017, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

We cannot predict how tax reform legislation will affect us or our stockholders.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us or our stockholders. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect us and our stockholders. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals.

DISTRIBUTIONS

The timing and amount of our dividends, if any, will be determined by our Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions, and we expect that our distributions, if any, will be much less consistent than the distributions of other registered investment companies that primarily make debt investments. The specific tax characteristics of our distributions will be reported to shareholders after the end of the calendar year. Future dividends, if any, will be determined by our Board.

To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute (or are treated as distributing) to shareholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;
•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and
•	100% of any ordinary income and capital gain net income that we recognized in preceding years, but were not distributed in such years, and on which we paid no U.S. federal income tax.

We may incur in the future such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% U.S. federal excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

While we intend to operate so as to qualify to be taxed as a RIC, no assurance can be given that we will be able to qualify for or maintain our RIC tax treatment. To the extent that we did not qualify as a RIC, we would be subject to U.S. federal income tax on our income imposed at corporate rates. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax imposed at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan for our shareholders. See “DIVIDEND REINVESTMENT PLAN.”

THE COMPANY’S INVESTMENTS

Investment Objective

Under normal circumstances, we intend to invest 80% of our net assets (plus borrowings for investment purposes) in companies whose primary business is in the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure. “Primary business” means that the majority of the company’s revenue is derived from the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure based on the Adviser’s reasonable determination that a sufficient nexus exists between the portfolio company and the AI industry. “AI infrastructure” companies build and supply the tools, platforms, and hardware that enable AI development, training, and deployment. “Artificial intelligence” companies use artificial intelligence as a core technology to deliver products or services directly to end users or enterprises. We will invest primarily in the equity and equity-related securities of private late-stage AI Companies, located in the United States and, to a lesser extent, in non-U.S. companies. We may also invest on an opportunistic basis in select U.S. publicly traded equity securities that otherwise meet our investment criteria. Our investment objective is to maximize our portfolio’s total return, principally by seeking capital gains on our equity and equity-related investments. The term “equity” includes common shares, preferred shares, convertible securities, securities carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or warrants or rights. The term “equity-related securities” includes securities, the returns on which are linked to the performance of an equity security, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company. Investments in forward contracts and other synthetic equity agreements will not represent direct holdings in AI Companies, and it is uncertain that the investments will provide such exposure. Investments in forward contracts and other synthetic equity agreements are not included within the 80% test described above.

There can be no assurance that our investment objective will be achieved or that our investment program will be successful. Our investment objective may be changed by our Board without prior shareholder approval.

Investment Strategy

To gain economic exposure to AI Companies, we will invest in a combination of equity and equity-related securities, which include non-controlling equity and equity-related investments, such as common stock, warrants, preferred stock and similar forms of senior equity (i.e. participating, preferred, hybrid securities, convertible notes and other custom forms of equity), which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with a significant equity component. The precise allocation of our investment among these security types will be determined based upon market conditions and the availability of investment opportunities at the time of deployment. To maximize our portfolio’s total return, we will take a structure-agnostic approach to investing and may also deploy capital into equity-related investments, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide us with financial exposure to the equity of a single issuer or portfolio company. “Other synthetic equity agreements” may include total return swaps, contracts for difference, options, equity-linked notes, or other over-the-counter derivatives that provide economic exposure to the equity of private companies without the Company taking direct ownership of the underlying shares of such companies. These instruments are typically structured to replicate the returns of the referenced equity, but may be subject to additional risks, including counterparty risk, liquidity risk, and the risk that the economic exposure does not perfectly track the performance of the underlying company. “Other ownership of limited liability companies” includes situations where the Company may hold membership interests or units in LLCs, including interests structured as equity in investment vehicles that hold private company securities.

We may, from time to time, gain exposure to certain investments through one or more wholly owned or controlled Subsidiaries, including entities that engage in investment activities in securities or other assets and that are primarily controlled by us. We will control any such Subsidiary within the meaning of the 1940 Act, and our control of any such Subsidiary will be greater than that of any other person. We will comply with the provisions of the 1940 Act, including those governing investment policies, capital structure and leverage, and affiliated transactions and custody, with respect to our investment in any such Subsidiary on an aggregated basis and will treat any Subsidiary’s indebtedness as our own for purposes of such requirements.

We intend to achieve our investment objective through the following investment processes:

•	Identify industry leaders. We will draw on our industry expertise in venture capital and our networks in order to identify the standout companies in the industry. Our investment targets will primarily include companies that have demonstrated meaningful value creation at scale and are recognized as being among the leading companies in the industry.
•	Acquire positions in targeted investments. We will seek to selectively add to our portfolio by sourcing investments by utilizing multiple methods to acquire equity stakes in private companies, including utilizing both proprietary and more widely available channels.
•	Monitor and reassess investment thesis. Post-acquisition, each holding will be actively monitored based on publicly and privately available information. We will conduct ongoing reviews to validate or adjust our original investment rationale.
•	Manage portfolio allocation. We will regularly evaluate the portfolio’s composition to maintain target exposures. Allocation decisions will be guided by risk-reward assessment and relative valuation. Rebalancing may occur tactically to capitalize on market dislocations or rotate capital into higher-potential areas.

We will publicly disclose information regarding our exposure to underlying portfolio company holdings and will make such information available on a publicly available forum on at least a quarterly basis, on up to a 60-day lag.

Investment Types

We will invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. We may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because we will ordinarily have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Direct Investments

The Company may enter into SAFE agreements with portfolio companies, which give the Company certain rights for future equity in such portfolio companies similar to a warrant, except without determining a specific price per share at the time of the initial investment. The Company’s ability to receive portfolio company equity under a SAFE is contingent upon the occurrence of triggering events set forth in the applicable SAFE agreements, such as a priced round of investment or liquidation event, which may never materialize. In addition, SAFE terms may vary from agreement to agreement, and may provide a right to the portfolio company to repurchase the Company’s future right to equity before a triggering event occurs.

Secondary Investments Made Through SPVs

A significant portion of our investment portfolio may be held through SPVs, which are private investment vehicles designed to provide investors access to securities of one or a small number of private companies. SPVs are generally created by unaffiliated sponsors, asset managers, or deal sponsors to facilitate pooled investment in a particular asset or transaction.

SPVs are typically formed by the SPV’s sponsor or manager (which is unaffiliated with the Company and the Adviser) in connection with one or more specific investment opportunities that have been identified through the sponsor’s sourcing efforts, industry relationships, or transaction pipeline. An SPV’s underlying investments may include equity interests or other structured investments in operating companies or assets that meet the SPV’s own investment criteria. The SPV Manager is responsible for implementing its investment strategy, monitoring its underlying investments, and administering the SPV’s operations. SPVs typically have contractual obligations to investors, including maintaining custody arrangements for assets, providing periodic financial statements, and, in many cases, engaging independent auditors. The scope and frequency of reporting and other obligations vary by SPV and are governed by the SPV’s operating or partnership agreement.

The Company expects to hold a minority, non-controlling interest in any SPV in which it invests. Ownership percentages will vary by transaction but are not expected to confer control, primary influence, or result in consolidation by the Company. The Company will not serve as manager, general partner, or managing member of any SPV and does not expect to exercise control over investment or operational decisions of any SPVs through which it invests. The Company will rely on the SPV sponsor’s sourcing, diligence, and structuring expertise and generally will not participate in originating the underlying investment.

Interests in SPVs are typically offered through private placements exempt from registration under the Securities Act of 1933, as amended, and are generally available only to accredited investors and/or qualified purchasers. The Company will acquire its interests through negotiated subscriptions or secondary purchases, subject to the SPV’s governing documents.

SPVs typically assess fees and expenses that may include, among others: (i) organizational and offering expenses; (ii) ongoing administrative, accounting, legal, and audit expenses; and (iii) management fees and, in some cases, performance-based compensation payable to the sponsor. Fee levels vary, but can include management fees, which can be structured as annual fees in the 0-2% range, or one-time up-front fees in the 0-10% range. SPV managers sometimes receive carried interest of between 0-20% based on realized returns.

These fees and expenses reduce the net returns available to SPV investors, including the Company, and will be considered by the Adviser in evaluating the overall economics, valuation, and expected risk-adjusted return of the investment.

We may use private secondary marketplaces as a means to acquire equity and equity-related interests in privately held companies that meet our investment criteria. In addition, we also will purchase shares directly from stockholders, including current or former employees, of privately-held companies that meet our investment criteria. As certain companies grow and experience significant increased value while remaining private, employees and other stockholders may seek liquidity by selling shares directly to a third party or to a third party via a secondary marketplace. Sales of shares in private companies are typically restricted by contractual transfer restrictions and may be further restricted by provisions in company charter documents, investor rights of first refusal and co-sale and company employment and trading policies, which may impose strict limits on transfer. We believe that the reputation of our investment professionals within the industry and established history of investing affords us a favorable position when seeking approval for a purchase of shares subject to such limitations.

Investment Process

Investment Targeting and Screening

We will identify prospective portfolio companies by identifying leaders in AI based on our industry knowledge along with quantitative and qualitative screening criteria.

We will look at the following key metrics for prospective portfolio companies:

•	the company is among the largest by revenue, market share, and/or highest-growth companies in its respective niche;
•	any outstanding preferred stock liquidation preference must be strong relative to market capitalization; and
•	the company’s financial structure must not be overly complex (e.g., ratchets with significant penalties, heavy debt loads) that would create undue risk of impending financial distress.

Based on our initial selection criteria, we will identify a select set of companies that we evaluate in greater depth.

Research and Due Diligence Process

We will focus on evaluating potential portfolio companies across multiple metrics that measure key indicators of each company’s performance, risk, and growth prospects, among other factors.

Indicators that may be used include the company’s end market growth rate, current total addressable market, market penetration, competitive positioning, relative market share, business model, revenue growth, major customers, profitability, access to capital, indebtedness and capitalization, any regulatory and legal considerations, and other indicators that help to assess the company’s value.

We will also assess factors that affect the specific transactions into which we are contemplating entering, such as secondary market pricing and recent transactions, the structure of the security in which we are investing relative to the company’s capitalization, and fees or expenses associated with the investment, among other factors.

Our diligence process varies by the type of transaction, whether we acquire shares via a secondary marketplace, purchase from a selling stockholder, or participate in a primary equity round. Our research may incorporate data from secondary platforms, industry and company-specific reports, third-party analysis, and other sources in order to develop a view of each opportunity before proceeding with an investment.

Portfolio Construction and Sourcing

We generally will choose to pursue specific investments based on the availability of shares and valuation expectations. We will utilize a combination of secondary marketplaces, direct purchases from stockholders and direct equity investments in order to make investments in our portfolio companies. Once we have established an initial position in a portfolio company, we may choose to increase our stake through subsequent purchases.

Transaction Execution

We will enter into purchase agreements for substantially all of our private company portfolio investments. Private company securities are typically subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that we enter into for secondary transactions typically will require the lapse or satisfaction of these rights as a condition to closing. Under these circumstances, we may be required to deposit the purchase price into escrow upon signing, with the funds released to the seller at closing or returned to us if the closing conditions are not met.

Risk Management and Monitoring

We will regularly survey developments across our portfolio companies both to understand company-specific risks and to assess the impact of market-level developments on our portfolio. Certain types of securities may give us information rights and other rights for certain portfolio companies, which we may employ to further augment our risk management approach. Our assessment of portfolio-level risk will affect our decisions to buy or sell securities and potentially to take other measures to mitigate an inappropriate level of risk.

Additional Information Regarding Types of Investments

Equity Securities

We invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts. Common stock represents an equity ownership interest in a company. We may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because we will ordinarily have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Some of our investments in equity securities may be held through SPVs, which are private investment vehicles designed to provide investors access to securities of private companies. SPVs are organized by managers unaffiliated with us and offer investors the opportunity to pool their collective capital to invest in a single private company’s securities. SPVs are generally organized as limited liability companies, and the investors are members of the limited liability company, and, for that reason, the rights of SPV investors are documented in the individual SPV’s operating agreement, subject to the terms of any side letters entered into between an SPV investor and the manager.

SPV offerings are private placements conducted pursuant to Regulation D under the Securities Act to a limited number of accredited investors. In connection with an investment in an SPV, we would be one of many investors and not privy to the identity of other investors. The underlying assets of an SPV are the securities of the single private company the SPV was formed to invest in, and, consequently, the value of an SPV investment generally equals the fair value of those underlying securities, after discounting to take into account any fees paid by the SPV manager to cover necessary operating and offering-related costs; however, given our Adviser’s relationships with a number of SPV sponsors, we expect to negotiate favorable fee terms in side letters, which, in some cases, may reduce or eliminate the fees that we would otherwise pay.

Restricted and Illiquid Investments

We may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment.

Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of our assets in illiquid investments may restrict our ability to dispose of our investments in a timely fashion and for a fair price as well as our ability to take advantage of market opportunities.

Private Company Investments

We anticipate making significant investments in late-stage private companies. Late stage companies are those that have demonstrated sustainable business operations and generally have a well-known product or service with a strong market presence. Late-stage private companies generally have large cash flows from their core business operations and are expanding into new markets with their products or services. Late-stage private companies may also be referred to as “pre-IPO companies.” We may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. We may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither we nor the Adviser is affiliated.

Preferred Equity Securities

We may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which we invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, our holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and we may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities.

Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Warrants

Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to its expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Private Funds

Investments in Private Funds are subject to additional risks beyond the securities they hold. For example, no market for the interests in a Private Fund exists or is expected to develop, and it may be difficult or impossible to transfer the interests in such Private Fund, even in an emergency. In addition, we will not have the right to withdraw or transfer any amount of our investment in a Private Fund without the prior consent of its manager, which consent may be withheld for any or no reason. As a result, we may need to hold the Private Fund interest indefinitely.

A Private Fund may also not prepare or issue audited financial statements, and thus there may be no independent third party verifying such financial statements and other reports. We will have no right or power to take part in the management of a Private Fund. Accordingly, we will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the underlying Private Fund. We will not receive the detailed financial information issued by the portfolio company that may be available to the manager of the Private Fund. Accordingly, in purchasing a Private Fund interest, we entrust all aspects of the management of the Private Fund to its manager.

In addition, the manager of a Private Fund may make decisions, which result in a loss for the Private Fund. There can be no assurance that a Private Fund’s manager will make decisions that improve the Private Fund’s performance or lead to a profitable outcome for us.

Each Private Fund will be subject to a variety of litigation risks. In the event of a dispute arising from any activities relating to the operation of the Private Fund, it is possible that the Private Fund, its manager, its members, and persons associated or affiliated with such parties may be named as defendants. Under most circumstances, the Private Fund will indemnify its manager and their personnel against any costs they incur in connection with such disputes. Beyond direct costs, such disputes may adversely affect a Private Fund in a variety of ways, including by distracting the manager and harming relationships between the Private Fund and its portfolio companies or other investors in such portfolio companies.

A Private Fund’s assets, including any investments made by the Private Fund and the portfolio companies held by the Private Fund, are available to satisfy all liabilities and other obligations of the Private Fund. If the Private Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Private Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, we could find our interest in the Private Fund’s assets adversely affected by a liability arising out of any investment of the Private Fund.

Forward contracts

We may invest in “forward contracts” that involve institutional and individual stockholders (each a “counterparty”) of a potential portfolio company, whereby such counterparties promise future delivery of equity securities upon transferability or other removal of restrictions. These may involve counterparty promises of future performances, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of stockholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect our performance. Our ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Forward contracts with individual counterparties involve additional risks, including: (i) heightened enforceability challenges relative to institutional counterparties, (ii) increased creditworthiness concerns given individuals’ limited financial resources, (iii) reduced liquidity and transferability, and (iv) elevated operational and legal risks due to less standardized documentation and settlement practices. Measures we take to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

In cases where we purchase a forward contract through a secondary marketplace, we may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning a counterparty. In such cases, we will not be direct beneficiaries of the portfolio company’s securities or related instruments. Instead, we would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

In cases where we purchase a forward contract, because each underlying portfolio company may not have necessarily approved or endorsed the transaction, it offers no warranties or other promises as to the validity or value thereof, and no promise that it will agree with, approve, or facilitate transfer of shares to us.

In cases where we purchase a forward contract, in the event of a public offering, sale, or other corporate event affecting a portfolio company, it could be complicated, uncertain, and require further legal review, negotiation, and other acts for us to work with brokers, transfer agents, and representatives of the portfolio company, its potential acquirer, and other parties.

Swaps

Swaps are a type of derivative. Swap agreements involve the risk that the party with which we have entered into the swap will default on its obligation to pay us and the risk that we will not be able to meet our obligations to pay the other party to the agreement. In order to seek to hedge the value of our portfolio, to hedge against increases in our cost associated with interest payments on any outstanding borrowings or to seek to increase our return, we may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by us, which would cause us to make payments to our counterparty in the transaction that could adversely affect our performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in over the counter (“OTC”) markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by us may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for us to enter into swap transactions, and may also render certain strategies in which we might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with us may also be limited if the swap transactions with us are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to our portfolio because, in addition to our portfolio, we would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. We are not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect our ability to successfully use swaps.

We rely on the “limited derivatives user” exception in Rule 18f-4 under the 1940 Act to enter into derivatives transactions, such as forward contracts and swaps, and certain other transactions, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. To maintain our qualification as a limited derivatives user, our “derivatives exposure” is limited to 10% of our net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If we fail to maintain our qualification as a “limited derivatives user” as defined in Rule 18f-4 and seek to enter into derivatives transactions, we will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

MANAGEMENT

The Company is managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Portfolio Managers

The management of our investment portfolio is the responsibility of the Adviser and the Investment Committee. We consider the members of the Investment Committee to be our portfolio managers. The Investment Committee is currently comprised of Edward Leathers, our President and Chief Executive Officer. The Investment Team, under the Investment Committee’s supervision, sources investment opportunities, conducts research, performs due diligence on potential investments, structures our investments and will monitor our portfolio companies on an ongoing basis. The Investment Committee will meet regularly to consider investment opportunities, direct its strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee will review and determine whether to make prospective investments and monitor the performance of our investment portfolio. Each investment opportunity will require the unanimous approval of the members of the Investment Committee. Follow-on investments in existing portfolio companies may require the Investment Committee’s approval beyond that obtained when the initial investment in the portfolio company was made. In addition, temporary investments, such as those in cash equivalents, U. S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The Investment Committee’s members may change from time to time as designated by the Adviser.

None of the Adviser’s investment professionals receive any direct compensation from the Company in connection with the management of its portfolio. Certain members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The portfolio manager primarily responsible for the day-to-day management of our portfolio is:

Edward Leathers. Edward Leathers is a member of the Investment Committee and a Managing Member of the Adviser.   Mr. Leathers has extensive experience in private investments through his work leading due diligence and portfolio management in venture capital and other alternative assets for Endurance Companies, a private family office and investment firm in San Francisco. Mr. Leathers spent three years investing in public equity securities at Dodge & Cox, a mutual fund with over $300 billion in assets under management, and began his career in technology investment banking at Wells Fargo Securities in San Francisco. Mr. Leathers is a CFA Charterholder. Mr. Leathers received an MBA from the Stanford Graduate School of Business, and a BA from Claremont McKenna College where he graduated summa cum laude with a major in Economics-Accounting with a dual major in Government.

The SAI provides additional information about our portfolio manager’s compensation, other accounts managed and ownership of our shares.

The Adviser

The Adviser serves as the Company’s investment adviser pursuant to the Investment Advisory Agreement between the Company and the Adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is wholly owned by Edward Leathers and Jeffrey Leathers and has no operating history as a registered investment adviser. Subject to the overall supervision of the Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Company.

The Adviser and its affiliates may in the future provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to the Company and others. In order to address these conflicts, the Adviser intends to put in place an investment allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act. As a registered investment company, the Company is subject to certain regulatory restrictions in co-investing with individuals or entities with which it may be restricted from doing so under the 1940 Act unless the Company obtains an exemptive order from the SEC. The Company may co-invest with the Adviser or its officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated companies like ours rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that the Adviser or an affiliate, acting on behalf of the Company and on behalf of other clients, negotiates no term other than price. The Adviser and certain of its affiliates may also submit an exemptive application to the SEC to permit the Company to co-invest with other funds managed by the Adviser or its affiliates to the extent the Company is unable to rely on the MassMutual No Action Letter in a manner consistent with its investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be granted. If such relief is granted, then the Company will be permitted to co-invest with its affiliates pursuant to the conditions of the order. The Adviser’s allocation policy will seek to ensure equitable allocation of investment opportunities between the Company and/or other funds managed by the Adviser or its affiliates over time.

The Adviser’s address is 600 California Street, 11th Floor, San Francisco, California 94108.

Investment Advisory Agreement

The description below of the Investment Advisory Agreement is only a summary and is not necessarily complete. The description set forth below is qualified in its entirety by reference to the Investment Advisory Agreement.

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

•	managing Company assets in accordance with its investment objectives, policies and restrictions;
•	determining the composition of the portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	making investment decisions for the Company, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on its behalf;
•	monitoring Company investments;
•	performing due diligence on prospective portfolio companies;
•	exercising voting rights in respect of portfolio securities and other investments for the Company;
•	serving on, and exercising observer rights for, boards of directors and similar committees of the Company’s portfolio companies; and
•	providing the Company with such other investment advisory and related services as it may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

To the extent any Subsidiary engages an investment adviser, such investment adviser will comply with the provisions of the 1940 Act relating to investment advisory contracts, including Section 15, as if it were an investment adviser to the Company under Section 2(a)(20) of the 1940 Act. Any such investment advisory agreement will be treated the same as a material contract and will be filed as an exhibit to the Registration Statement. If the same person serves as the investment adviser to both the Company and a Subsidiary, the Board’s review of the Company’s and such Subsidiary’s investment advisory agreements for purposes of Section 15(c) may be conducted on a combined basis.

Term

The Investment Advisory Agreement was approved by the Board on November 24, 2025. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and then from year-to-year if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority of the outstanding shares of our common stock. In addition, without payment of penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

Removal of the Adviser

The Adviser may be removed by the Board or by the affirmative vote of a majority of the outstanding shares.

Compensation of the Adviser

Under the Investment Advisory Agreement, we will pay the Adviser a Management Fee, payable quarterly, in an amount equal to 2.00% of our average gross assets (including assets purchased with borrowed funds, if any), measured as of the end of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. Pursuant to the Contribution and Reimbursement Agreement, the Adviser has agreed to defer the Company’s obligation to make payments to the Adviser pursuant to the Investment Advisory Agreement until after the completion of a tender offer under the Tender Offer Policy. As a result, all management fees that would be payable to the Adviser under the Investment Advisory Agreement and Adviser Contributions will be accrued, but not payable, unless and until such tender offer is completed.

Limitations of Liability and Indemnification

The Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member, are not liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services).

We will indemnify the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. However, the Indemnified Parties shall not be entitled to indemnification in respect of, any liability to us or our shareholders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement.

Payment of Company Expenses under the Investment Advisory Agreement

Except as specifically provided below, we anticipate that all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to the Company, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Company will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (i) investment advisory fees, including Management Fees, paid to the Adviser pursuant to the Investment Advisory Agreement; [(ii) our allocable portion of overhead and other expenses incurred by the Adviser or its affiliates in performing its administrative obligations under the Investment Advisory Agreement,] and (iii) all other expenses of our operations and transactions including, without limitation, those relating to:

•	any non-investment related interest expense;

•	calculating our NAV and expenses incurred by the Adviser or any sub-adviser in conjunction with the valuation services (including the cost and expenses of any third-party valuation firms) requested by the Adviser or us;

•	all expenses related to our investment program, including, but not limited to, expenses borne indirectly through our investments in subsidiaries or SPVs, all costs and expenses directly related to portfolio transactions and positions for our account, such as direct and indirect expenses associated with our investments, including our investments in subsidiaries or SPVs (whether or not consummated), and enforcing our rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	our organizational expenses, including the organizational expenses of any feeder fund;

•	direct and indirect expenses incurred by the Adviser or members of its investment teams or payable to third parties in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing our rights, including (a) travel, entertainment, lodging and meal expenses, (b) origination fees, syndication fees, research costs, due diligence costs, and bank service fees and (c) fees and expenses related to the organization or maintenance of any intermediate entity used to acquire, hold or dispose of any portfolio company or otherwise facilitating our investment activities;

•	fees and expenses incurred by the Adviser (and its affiliates) payable to third parties, including agents, consultants or other advisers, in monitoring financial and legal affairs for us and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring investments and portfolio companies on an ongoing basis;

•	any and all fees, costs and expenses incurred in connection with our incurrence of leverage or other indebtedness, including, but not limited to, borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on our borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for our account and in making, carrying, funding and/or otherwise resolving investment guarantees);

•	offerings, sales, and repurchases of our shares of common stock and other securities;

•	fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any;

•	all costs of registration and listing of our shares of common stock on any securities exchange;

•	fees and expenses payable under the Investment Advisory Agreement;

•	administration fees and expenses, if any, payable under an administration agreement;

•	[our allocable portion of the compensation of our chief financial officer, treasurer, chief compliance officer, and their respective staffs;]

•	costs incurred in connection with investor relations and Board relations;

•	any applicable administrative agent fees or loan arranging fees incurred with respect to our portfolio investments by the Adviser, the Administrator, or any of their affiliates;

•	any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for our benefit (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including without limitation, consultant, software licensing, data management and recovery service fees and expenses);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees, including notice filing fees;

•	federal, state and local taxes;

•	fees and expenses of independent directors including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the independent directors;

•	costs of preparing and filing reports or other documents required by the SEC, FINRA, U.S. Commodity Futures Trading Commission, or other regulators and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to our activities and/or other regulatory filings, notices or disclosures of the Adviser, any sub-adviser, and their respective affiliates relating to us and our activities;

•	costs of any reports, proxy statements, or other notices to shareholders, including printing costs;

•	fidelity bond, directors and officers/errors and omissions liability insurance and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

•	proxy voting expenses;

•	all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of our securities, including in connection with the distribution reinvestment plan or the share repurchase program;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•	to the extent permitted by the 1940 Act or any exemptive relief obtained thereunder, allocable fees and expenses associated with marketing efforts on our behalf; and

•	any extraordinary expenses, or those expenses incurred by the us outside of the ordinary course of our business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of our shareholders, including indemnification expenses as provided for in our organizational documents.

Except as set forth above, during the term of the Investment Advisory Agreement, the Adviser will bear all compensation expenses (including health insurance, pension benefits, payroll taxes and other compensation-related matters) of its employees and will bear the costs of any salaries of any of our officers or directors who are affiliated persons (as defined in the 1940 Act) of the Adviser.

Administrator

U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) serves as our administrator pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement. The Administrator maintains our general ledger and is responsible for calculating the NAV of our shares, and generally for managing our other administrative affairs. We pay the Administrator an administrative fee, computed and payable monthly at an annual rate based on our aggregate monthly total assets.

DETERMINATION OF NET ASSET VALUE

The NAV of shares of our common stock will be computed based upon the value of our portfolio securities and other assets on a quarterly basis. We calculate NAV per share by subtracting our liabilities (including accrued expenses, dividends payable and any borrowings) from our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of our common stock outstanding.

The 1940 Act requires the Company to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Company’s Board. As stated in Rule 2a-5 under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under Rule 2a-5, a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Company’s investments.

Valuation of our securities is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at an Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by us on a day on which we value such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If we hold both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which we value such security, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. We value fixed-income portfolio securities and non-exchange traded derivatives using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by our approved independent third-party pricing services, each in accordance with valuation procedures approved by the Board. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but we may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Adviser determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on an Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by us on a day on which we value such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which we value such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model, which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are publicly-traded are generally valued at the close price on the valuation date; however, if they remain subject to lock-up restrictions, they are discounted accordingly. Securities that are not publicly-traded or whose market quotations are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board.

In determining the market value of portfolio investments, we may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on our books at their face value. The price we could receive upon the sale of any particular portfolio investment may differ from our valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by us, and we could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Our ability to value our investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value our securities and other assets and liabilities are based on information available at the time we value our assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which we valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by us (including restricted securities) are valued at fair value as determined in good faith by the Board or by the Adviser (its delegate). Any assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities that we acquire may be traded on foreign exchanges or OTC markets on days on which our NAV is not calculated and our shares are not traded. In such cases, the NAV of our shares may be significantly affected on days when investors can neither purchase nor sell our shares.

Fair Value. When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. The fair value of forward contracts are based, in part, on recently observed transactions in the issuer’s securities, adjusted for a number of factors, which may include credit risk of the underlying issuer, the share ratio and fees associated with the SPV, if any. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining our NAV. As a result, our sale or repurchase of our shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Our annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to investment companies and various assets in which they invest are evolving. Such changes may adversely affect us. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of shares of our common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends, capital gain distributions and returns of capital, if any, declared on our shares will be automatically reinvested by the Plan Administrator for stockholders in the Company’s Dividend Reinvestment Plan (the “Plan”), in additional shares of common stock. Stockholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice as indicated below to the Plan Administrator prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever we declare a dividend payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of shares of our common stock, determined in accordance with the following provisions. The shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of our common stock (“Newly Issued Common Shares”) or (ii) by purchase of outstanding shares of our common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any dividend, the market price per share plus estimated per share fees is equal to or greater than the NAV per share (such condition is referred to here as “market premium”), the Plan Administrator will receive Newly Issued Common Shares, including fractions of shares from the Company for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date of issuance; provided that, if the NAV per share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price per share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any dividend, the NAV per share is greater than the market value plus estimated per share fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the dividend amount in shares of our common stock acquired on behalf of the Plan participants in Open-Market Purchases. Per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which our shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “Last Purchase Date”), to invest the dividend amount in shares of our common stock acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in Newly Issued Common Shares on the dividend payment date. The Plan provides that if the Plan Administrator is unable to invest the full dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Company for each participant’s account, in respect of the uninvested portion of the dividend, at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares of our common stock in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shares of our common stock owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of our shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those shares. If a beneficial owner of shares of our common stock held in the name of a Nominee wishes to participate in the Plan, and the Stockholder’s Nominee is unable or unwilling to become a registered stockholder and a Plan participant with respect to those shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

To opt out of the Plan, or opt back in, a Shareholder must provide notice to the Plan Administrator prior to any dividend/distribution record date as indicated below; If the Plan Administrator receives your request to opt-out on or after the record date for a dividend, the Plan Administrator may either pay the dividend in cash or reinvest it under the Plan on the next investment date on your behalf. If reinvested, the Plan Administrator may sell the shares purchased and send the proceeds to you, less any applicable fees.

There will be no brokerage charges with respect to shares of our common stock issued directly by us as a result of dividends payable either in shares or in cash. However, each participant will pay a per share fee (currently $0.05 per share) incurred in connection with Open-Market Purchases in connection with the reinvestment of distributions. Per share fees include any applicable brokerage commission the Plan Administrator is required to pay. The automatic reinvestment of dividends will not relieve Plan participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. For additional discussion regarding the tax implications of participation in the Plan, see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Shareholders may request to sell a portion of the Common Shares in their accounts by notifying the Plan Administrator as indicated above. The Plan Administrator will sell such Common Shares through a broker-dealer selected by the Plan Administrator within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less applicable fees which are currently $ 25.00 per sale and a per share fee of $0.12. Per share fees include any applicable brokerage commission the Plan Administrator is required to pay. Shareholders should note that the Plan Administrator is unable to accept instructions to sell on a specific date or at a specific price or through a specific broker.

The Company and Plan Administrator, and any agent of either of them, are not liable for any act done in good faith or for any omission to act in good faith, including, without limitation, (i) any claim of liability arising out of failure to terminate a Participant's account upon a Participant's death prior to receipt of notice in writing of such death from a qualified representative of the deceased, (ii) any claim of liability arising out of the inability to purchase Shares, (iii) the prices at which Shares are purchased for a Participant's account, (iv) the times when such purchases are made, or (v) any fluctuations in the market value of the Common Shares. You should recognize that neither the Company nor the Plan Administrator can assure you of a profit or protect you against a loss on any Common Shares purchased for your account under the Plan. An investment in the Common Shares under the Plan is, like any equity investment, subject to investment risk and possible loss of some or all of the principal amount invested.

The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants by written notice provided directly or in the next report to stockholders.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator at www.computershare.com/investor, by calling toll-free at 1-800 426 5523 (U.S. and Canada) or 1-781-575-2879 (outside U.S. and Canada), or by writing to Computershare Trust Company, N.A. at P.O. Box 43006, Providence, RI 02940-3006. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to Ultra AI Opportunities Inc. on all correspondence.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, certain former citizens or long-term residents of the United States, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, persons required to accelerate the recognition of any item of gross income as a result of such income being taken into account on an applicable financial statement, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the IRS may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation (or other entity treated as a corporation) organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	a trust that (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is neither a U.S. Shareholder nor a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We intend to elect to be treated, and intend to qualify each year, as a RIC beginning with our first full taxable year of operations; however, no assurance can be given that we will be able to qualify for or maintain our RIC tax treatment. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we timely distribute (or are deemed to distribute) to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

If we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income and capital gains that we timely distribute (or are deemed to distribute) to our shareholders. We will be subject to U.S. federal income tax imposed at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any ordinary income and net capital gain income that we recognized in preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

o	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to U.S. federal income tax imposed at corporate rates.

Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses indefinitely and use them to offset capital gains. Due to these limits on the deductibility of expenses, over the course of one or more taxable years, we may, for U.S. federal income tax purposes, have taxable income that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be as high as 35%. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on any “excess distribution” received on, or any gain from the disposition of such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our shareholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us by the QEF. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder (as defined below) of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of shares of all classes of shares of such corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Income inclusions from a QEF or CFC will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our shareholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution must be allocated among shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any shareholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain remedies are not applicable, we would be subject to U.S. federal tax on all of our taxable income (including our net capital gains) imposed at corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion only applies if we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. If the amount of tax that a U.S. Shareholder is treated as having paid exceeds the tax such shareholder owes on the capital gain distribution, such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted tax basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted tax basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock after a dividend has been declared and shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the shareholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short -term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U. S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. Shareholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

If we are not a “publicly offered regulated investment company” for any period, a non-corporate U.S. Shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will not be deductible for non-corporate U.S. taxpayers. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will qualify as a publicly offered RIC, we may not qualify as a publicly offered RIC for future taxable years.

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”).

The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in our common stock is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with the conduct of a trade or business in the United States (a “U.S. trade or business”) by the Non-U.S. Shareholder (and if an income tax treaty applies, such distributions are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States), we will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and to a foreign partnership and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U. S. Shareholder (and if an income tax treaty applies, such distributions or gains, as applicable, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder within the United States).

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the Non-U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted tax basis in the additional shares of common stock purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our documented Non-U. S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any related laws or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations on issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on certain payments to certain foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

UNDERWRITING

Cohen & Company Capital Markets, Inc., a division of Cohen & Company Securities, LLC ("CCM") is acting as representative of the several underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated [ ] [ ], 2026, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of our common stock set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Cohen & Company Capital Markets, Inc.	[ ]

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares of our common stock sold under the underwriting agreement if any of the shares of our common stock are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

The underwriters hold an option, exercisable within 45 days after the closing of this offering, to purchase from us up to [ ] additional shares of our common stock at the public offering price. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to the underwriter’s initial purchase commitment.

The Company and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of our common stock are subject to certain conditions, including the receipt by the underwriters of officers’ certificates and legal opinions of Company counsel. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. Investors must pay for the shares of our common stock purchased in this offering on or about [ ] [ ], 2026.

We and the Adviser, each of our directors and officers and certain affiliates of the Adviser have agreed, subject to customary exceptions, that for a period of 180 days after the date of this prospectus, none of us will, without the prior written consent of the underwriters, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company. Notwithstanding the foregoing, if, as of the expiration of the 180-day lock-up period, the Company has not completed a Tender Offer in accordance with the Tender Offer Policy, the lock-up restrictions shall remain in effect until the completion of such Tender Offer. If the Company completes a Tender Offer in accordance with the Tender Offer Policy prior to the expiration of the 180-day lock-up period, fifty percent (50%) of the shares subject to such lock-up restrictions shall be automatically released from such lock-up restrictions.

Commission and Discount

An underwriting discount of up to [7]% per share will be paid by us. This underwriting discount will also apply to any shares of our common stock purchased pursuant to the underwriters’ option to purchase additional shares of our common stock. The underwriting discount will be paid by us as follows. At the closing of this offering, CCM will deduct from the gross offering proceeds a sales load of $[ ], which is [ 2]% of the gross proceeds from the sale of the shares of our common stock in the offering, including any shares sold pursuant to the over-allotment option (the “Upfront Fee”). The remainder of the sales load [5% of the gross proceeds of the shares of common stock sold in this offering including any shares sold pursuant to the over-allotment option] shall be paid to CCM with respect to the shares of common stock sold in this offering that remain outstanding following the completion of the Tender Offer (the “Deferred Fee”). The underwriters have advised us that they propose initially to offer the shares of our common stock to the public at the public offering price on the cover of this prospectus, which price is the fixed par value of the shares of our common stock consistent with comparable securities.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering (assuming that no shares are tendered for repurchase in the Tender Offer). The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares of our common stock.

	No Exercise		Full Exercise
Per Share	$	[ ]	$	[ ]
Total	$	[ ]	$	[ ]

We estimate that the total expenses of this offering, excluding the sales load, will be approximately $[ ]. As part of our payment of our offering expenses, we have agreed to pay expenses related to the reasonable fees and expenses of counsel to the underwriters, in an amount not to exceed [$75,000] in connection with entering into the underwriting agreement, including in connection with the review by FINRA of the terms of the sale of the shares of our common stock.

Certain underwriters may make a market in our common stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, shares of our common stock as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by the underwriters in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions, and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when such underwriter repurchases shares of our common stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases. Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

This prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The underwriters may allocate a number of shares of our common stock for sale to their online brokerage account holders. The underwriters may allocate shares of our common stock to internet distributions on the same basis as other allocations. In addition, shares of our common stock may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

Upon the closing of the offering, we have agreed to grant CCM an irrevocable right of first refusal, for a period of twelve (12) months from closing, to act as joint investment banker, joint book-runner, and/or joint placement agent, at CCM’s sole discretion, for each and every future public equity and public debt offering, including all equity linked financings (each, a “Subject Transaction”), during such twelve (12) month period, of the Company, or any successor to or any current or future subsidiary of the Company, on terms and conditions customary to CCM for such Subject Transactions.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”), our Articles of Amendment and Restatement (the “Charter”), and our Second Amended and Restated Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the MGCL, our Charter, and our Bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our Charter, our authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining shareholder approval. As permitted by the MGCL, our Charter provides that the Board, without any action by our shareholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following presents our outstanding classes of securities as of June 11, 2026:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	500,000,000	—	5,000,000

Common Stock

All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.

Preferred Stock

Our charter authorizes our Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our shareholders. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our shareholders generally.

Classified Board of Directors

The Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the shareholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a plurality of the votes cast with respect to such director’s election. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors, provided however, that the number of directors may never be less than one nor more than nine. Our Bylaws provide that, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting (unless the charter provides for shareholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal indefinitely.

The presence in person or by proxy of the holders of one-third of the votes entitled to be cast (without regard to class) will constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements or the Charter, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by such classes or series on such a matter will constitute a quorum.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our Bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice procedures of our Bylaws and who is a shareholder of record at the time of the annual meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting, who has complied with the advance notice provisions of the Bylaws and who is a shareholder of record at the time of the special meeting and at the time of giving notice pursuant to the advance notice procedures of our Bylaws.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Bylaws do not give the Board any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

Our Bylaws provide that special meetings of shareholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that shareholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

The MGCL allows closed-end funds to opt into the Maryland’s control share statute (the “Control Share Acquisition Act”), which allows a corporation to limit the voting rights of shares acquired by certain large stockholders. We have not opted into, and do not expect to opt into, the Control Share Acquisition Act unless the Board determines (which it presently has not) that doing so is not inconsistent with the 1940 Act. However, the Board may adopt a resolution at any time choosing to opt into and make us subject to, the Control Share Acquisition Act. Important provisions of the Control Share Acquisition Act, which would apply if the Company opted to be subject to the act, are described below.

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the Control Share Acquisition Act is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Company from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the Control Share Acquisition Act conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Control Share Acquisition Act would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Control Share Acquisition Act would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

A November 15, 2010 letter from the staff of the SEC’s Division of Investment Management took the position that a closed-end fund, by opting in to the Control Share Acquisition Act, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a closed-end fund under Section 18(i) to opt-in to the Control Share Acquisition Act, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court. Recent federal court decisions, however, have found that an opt into the Maryland Control Share Acquisition Act violates the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested shareholder under this statute if the board of directors approved in advance the transaction by which the shareholder otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the 1940 Act

If and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our Charter requires that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Charter does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Charter may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank N.A. pursuant to a custodian agreement. The principal business address of U.S. Bank N.A. is 5065 Wooster Road, Cincinnati, Ohio 45226. Computershare Trust Company N.A. serves as our transfer agent, distribution paying agent and registrar. The principal business address of Computershare Trust Company N.A. is 150 Royall Street, Canton, Massachusetts 02021.

LEGAL MATTERS

Eversheds Sutherland (US) LLP, located at 700 Sixth Street, N.W., Suite 700, Washington, DC 20001, serves as our legal counsel and as counsel to the Adviser. Certain legal matters regarding the validity of the shares offered hereby will be passed upon for us by Miles & Stockbridge P.C., located at 100 Light Street, Baltimore, MD 21202. Certain matters in connection with the offering will be passed upon for the underwriter by Loeb & Loeb LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the Company have been included herein and in the registration statement in reliance upon the report of Cohen & Company, Ltd., our independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

We file with or submit to the SEC annual, semi-annual, and monthly reports, proxy statements and other information meeting the informational requirements of the Exchange Act and the 1940 Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Ultra AI Opportunities Inc., Attention: [   ], by telephone at (415) 349-3488, or on our website at https://www.ultracm.com.

NOTICE OF PRIVACY POLICY AND PRACTICES

PRIVACY NOTICE

FACTS	WHAT DOES ULTRA AI OPPORTUNITIES INC. (THE “COMPANY”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪     Social security number

▪     Income

▪     Assets

▪     Risk tolerance

▪     Wire transfer instructions

▪     Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Company Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: [ ] or go to [ ]

Who we are
Who is providing this notice?	• Ultra AI Opportunities Inc.
What we do

How does the Company protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Company collect my personal information?

We collect your personal information, for example, when you

1.     Enter into an investment advisory contract

2.     Seek financial advice

3.     Make deposits or withdrawals from your account

4.     Tell us about your investment or retirement portfolio

5.     Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1.     sharing for affiliates’ everyday business purposes—information about your creditworthiness

2.     affiliates from using your information to market to you

3.     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Company does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Company does not jointly market.

Ultra AI Opportunities Inc.

$50,000,000

Common Stock

_____________________________

PRELIMINARY PROSPECTUS

_____________________________

June [     ], 2026

All dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 15, 2026

Ultra AI Opportunities Inc.

$50,000,000
Common Stock

STATEMENT OF ADDITIONAL INFORMATION

Ultra AI Opportunities Inc. (the “Company”) is a newly-formed, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to shares of common stock does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [ ]. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing shares of our common stock, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (415) 349-3488. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

References to the 1940 Act, or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated June ________, 2026.

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INVESTMENT OBJECTIVE AND POLICIES

Investment Restrictions

Our investment objective and our investment policies and strategies described in this prospectus, except for the five investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

7.

We may not concentrate our investments in a particular industry, as that term is used in the 1940 Act, except that we will concentrate our investments in companies operating in one or more industries within the technology group of industries. For purposes of this policy, the Company will define the technology group of industries by reference to the Global Industry Classification Standard (“GICS”) and will include industries within the Information Technology sector, as well as such other industries as the Adviser determines to be part of the technology group of industries consistent with GICS classifications.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting. For purposes of determining industry classifications under our concentration policy, we will generally classify issuers by reference to GICS, although the Adviser retains discretion to make reasonable classification determinations consistent with GICS principles.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always comply with the borrowing policies set forth above.

In addition, for purposes of determining compliance with our fundamental policy regarding concentration, we will consider the holdings of investment funds, including SPVs, in which we invest.

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Non-Fundamental Policy: We will not change our policy of investing, under normal market conditions, at least 80% of our total assets in equity and equity-related securities of AI Companies, unless we provide shareholders at least 60 days’ written notice before implementation of such change in compliance with SEC rules.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of our investment objective, policies and techniques that are described in the prospectus. We may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the prospectus. There is no guarantee we will acquire all of the types of securities or use all of the investment techniques that are described herein.

Transitional or restructuring situations

We may invest in companies involved in (or that are the target of) acquisition attempts or tender offers or in companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies, refinancing and similar circumstances involving material changes or events. In any investment opportunity involving any such type of transitional or restructuring situation, there exists the risk that the contemplated transaction or event will be unsuccessful, take considerable time or result in a distribution of cash or a new security the value of which is less than the purchase price of the original security or other financial instrument. Similarly, if an anticipated transaction or reorganization or event does not in fact occur, we may be required to sell our investment at a loss.

MANAGEMENT OF THE COMPANY

Our Board of Directors

Board Composition

Our Board currently consists of five members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of an initial Class I director will expire at the 2028 annual meeting of shareholders; the term of an initial Class II director will expire at the 2027 annual meeting of shareholders; and the term of an initial Class III director will expire at the 2026 annual meeting of shareholders.

Edward Leathers and Andrew Fleiss serve as Class I directors (each with a term expiring in 2028). Daniel Lee and Jeffrey Leathers serve as Class II directors (each with a term expiring in 2027). Renee Motley serves as a Class III director (with a term expiring in 2026).

Independent Directors

A majority of the Board consists of directors who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (“independent directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Andrew Fleiss, Daniel Lee and Renee Motley qualify as independent directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Edward Leathers and Jeffrey Leathers are each considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company since each has an ownership interest in the Adviser.

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Board Leadership Structure and Role in Risk Oversight

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is currently composed of three members, two of whom are independent directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Edward Leathers to serve in the role of Chairman of the Board. Edward Leathers is considered an interested director because he has an ownership interest in the Adviser. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board does not have a lead independent director. However, Daniel Lee, the chair of the Audit Committee, is an independent director and acts as a liaison between the independent directors and management. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a governance structure that provides opportunity for direct communication and interaction between the Adviser and the Board.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and legal counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight

Biographical Information

Brief biographies of our officers and directors are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time.

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Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships
Interested Directors

Edward Leathers 33	Director, President, and Chief Executive Officer	Director since June 2025; Term expires 2028	Managing Member, Ultra Capital Management (Since 2025); Investments, Endurance Companies (Since 2021)	None

Jeffrey Leathers 34	Director	Director since February 2026; term expires 2027	Co-founder and Chief Executive Officer of Tap Technologies, Inc.(Since 2021); President of Tap Capital and Chairman of the Board of the Tap US Private Equity Fund of Funds (Since 2025)	None

Independent Directors

Daniel Lee 46	Director	Director since November 2025; Term expires 2027	President and Investment Professional, Diligence Capital Management, LLC (Since 2024); Managing Member, Candlelight Capital Advisors, LLC (Since 2019); CFO and Head of Corporate Development, Sizzle Acquisition Corp II (Since 2024); CFO and Head of Corporate Development, Sizzle Acquisition Corp (2020 - 2024); CFO, Enspira, Inc. (2022-2023); Managing Partner, Mission 8, LLC (2019-2022)	None

Renee Motley 33	Director	Director since November 2025; Term expires 2026	CEO and Founder, RM Coaching, LLC (Since 2019); Associate Partner, The Talent Studios (Since 2024); Internal Ops and Strategy Lead, Robinhood Markets (2020-2022)	None

Andrew Fleiss 48	Director	Director since February 2026; Term expires 2028	Partner, Hudson Ferry Capital (Since [ ])	GP-Act III Acquisition Corp.

Officers who are not Directors

Daniel Hess 51	Principal Financial Officer	Since 2025	Director of PFO Services at PINE Advisor Solutions (Since 2025); Managing Director, U.S. Bancorp Asset Management, Inc. (2001 - 2025)

Alexander Woodcock 36	Chief Compliance Officer	Since 2025	Director of PINE Advisor Solutions (Since 2022); CCO of PINE Distributors LLC (Since 2022); Vice President of Compliance Services, SS&C ALPS (2019 - 2022); Manager of Global Operations Oversight, Oppenheimer Funds (2014 - 2019).

Independent Directors

Renée Motley serves as a Director. Ms. Motley is the founder of RM Coaching, an executive leadership coaching firm focused on personal and professional development, which she established in August 2019. Since September 2024, she has also served as an Associate Partner at The Talent Studios, an executive search firm serving clients across brands, commerce, technology, and services. In these roles, Ms. Motley advises senior leaders on leadership effectiveness, executive presence, and career development.

Ms. Motley’s experience spans investing, operations, and executive development. Prior to founding RM Coaching, she served as Head of Internal Strategy and Operational Insights at Robinhood from July 2020 to October 2022, where she led business and operational efficiency efforts. Before Robinhood, she built expertise in early-stage, consumer-focused venture capital at firms including Harlem Capital, Rough Draft Ventures (General Catalyst), PayPal Ventures, and PLUS Capital. Ms. Motley began her career at J.P. Morgan as a Client Portfolio Manager, where she was responsible for global asset allocation strategies, working in New York and later in London.

Ms. Motley holds a B.A. in Economics and Middle Eastern Studies with language citations in French, Spanish, and Arabic from Harvard College, and an MBA from Stanford Graduate School of Business. She is recognized by the International Coaching Federation as a Newfield Certified Coach.

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Daniel Lee serves as a Director. Mr. Lee is currently the Head of Business and Corporate Development and Chief Financial Officer of Sizzle Acquisition Corp. II (NASDAQ: SZZL). Mr. Lee also served as Head of Business and Corporate Development of Sizzle I from its inception in October 2020 and the Chief Financial Officer of Sizzle I from January 2024, in each case until its initial business combination in February 2024. He is also Co-Founder and President of Diligence Capital Management, LLC since 2024, a financial sector-focused fund sponsor seeking to drive long-term excess returns by focusing on shareholder engagement and activism, balanced by a core portfolio of holdings.

Since December 2019, Mr. Lee has been a Managing Partner at Candlelight Capital Advisors, LLC, an advisory and consulting firm providing business strategy and corporate development services. From January 2022 to June 2023 Mr. Lee served as the CFO at Enspira, Inc., a human capital services, search, and technology firm, where he helped lead a successful process culminating in the sale to a strategic buyer. Mr. Lee served as the CFO of RiskSpan, Inc. from November 2017 to April 2019. At RiskSpan, Inc., he led corporate finance functions, including business planning and budgeting, financial forecasting, cash flow management, and reporting for senior leadership and private equity investors. From October 2015 to August 2016, Mr. Lee was VP of Investments at an early-stage venture firm in Washington DC, NextGen Venture Partners, LLC, which focused on technology-enabled startups. Since September 2016, Mr. Lee has been Venture Partner at NextGen Venture Partners. Before NextGen, Mr. Lee was a Senior Equity Analyst at Profit Investment Management, a $2.5 billion AUM institutional asset manager, from November 2011 to September 2015, where he was responsible for identifying, analyzing and recommending new investment ideas for the financial, financial technology and industrial sectors. He began his capital markets career as an equity analyst at FBR Capital Markets, where he covered the insurance sector between April 2005 and September 2011.

Mr. Lee received a B.A. in Economics from the University of Virginia and is a CFA Charterholder.

Andrew Fleiss serves as a Director. Mr. Fleiss is an investment professional focused on sourcing, structuring and creating value in private and public investments. Mr. Fleiss is a partner of Hudson Ferry Capital, a private equity firm based in Stamford, Connecticut. Mr. Fleiss is also an independent director of GP-Act III Acquisition Corp., a special purpose acquisition company. Mr. Fleiss worked at GP Investments from 2015 to 2019, making private equity investments and managing GP Investments Acquisition Corp., a special purpose acquisition company which merged with Rimini Street Inc. Previously, Mr. Fleiss worked at Liberty Partners from 2003 to 2015 making buyout and growth equity investments in middle market companies.

Mr. Fleiss began his career in investment banking at UBS Warburg, advising on mergers and acquisitions and working on corporate equity and debt issuances. Mr. Fleiss received his BS in Psychology from Amherst College.

Interested Directors

Ed Leathers serves as a Director, our President and Chief Executive Officer. Mr. Leathers has extensive experience in private investments through his work leading due diligence and portfolio management in venture capital and other alternative assets for Endurance Companies, a private family office and investment firm in San Francisco. Mr. Leathers spent three years investing in public equity securities at Dodge & Cox, a mutual fund with over $300 billion in assets under management, and began his career in technology investment banking at Wells Fargo Securities in San Francisco. Mr. Leathers is a CFA Charterholder.

Mr. Leathers received an MBA from the Stanford Graduate School of Business, and a BA from Claremont McKenna College where he graduated summa cum laude with a major in Economics-Accounting and a dual major in Government.

Jeff Leathers is a financial technology and private markets executive focused on building liquidity solutions for alternative assets. He is the Co-founder and Chief Executive Officer of Tap Technologies, a leading transaction infrastructure provider for private fund secondary markets. He is also the President of Tap Capital and Chairman of the Board of the Tap US Private Equity Fund of Funds.

Prior to founding Tap, Mr. Leathers created and led the Carta SPV business at Carta, forming and administering thousands of special purpose vehicles and private funds with billions in private assets. Earlier in his career, he held product roles at Quovo (acquired by Plaid Inc.) and Bloomberg, building financial data and infrastructure products used across the global financial system.

Mr. Leathers holds an MBA from The Wharton School of the University of Pennsylvania and a BS from the University of Southern California.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Ultra AI Opportunities Inc., 600 California Street, 11th Floor, San Francisco, California 94108, Attention: Chair of the Audit Committee.

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Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;
(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;
(d)	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;
(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and
(f)	acts as a liaison between our independent registered public accounting firm and the Board.

Daniel Lee, Renee Motley and Andrew Fleiss are members of the Audit Committee and Daniel Lee serves as its Chairperson.

Our Board has determined that each Audit Committee member meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Daniel Lee is an audit committee financial expert as defined under SEC rules.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a)	recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of our shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;
(b)	makes recommendations with regard to the tenure of the directors;
(c)	oversees an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and
(d)	recommends to the Board the compensation to be paid to the independent directors of the Board.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate.

Renee Motley, Daniel Lee and Andrew Fleiss are members of the Nominating and Corporate Governance Committee and Renee Motley serves as its Chairperson.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by shareholders in compliance with the procedures set forth in our Bylaws. Our Nominating and Corporate Governance Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our securities owned, if any; and, a written consent of the individual to stand for election if nominated by our Board and to serve if elected by our shareholders.

Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our Bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

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In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member;
•	whether the individual has the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not a special interest group or constituency; and
•	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

Compensation Committee

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our chief executive officer and all other officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors.

Andrew Fleiss, Renee Motley and Daniel Lee are members of the Compensation Committee and its Chairperson is Andrew Fleiss.

Compensation and Insider Participation

The following table sets forth the compensation expected to be received by our Directors for the year ending December 31, 2026.

Name	Aggregate Compensation From Company	Total Compensation from Company and Company Complex
Interested Directors
Edward Leathers	—	—
Jeffrey Leathers	—	—
Independent Directors
Daniel Lee	$75,000	$150,000
Renee Motley	$75,000	$150,000
Andrew Fleiss	$75,000	$150,000

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Director Compensation

No compensation is paid to our directors considered to be “interested persons” as defined in the 1940 Act. Our independent directors who do not also serve in an officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson. These directors are Andrew Fleiss, Daniel Lee and Renee Motley.

The independent directors receive an annual fee of $75,000, beginning following the closing of this offering. We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting and each committee meeting not held concurrently with a Board meeting.

Officer Compensation

None of our officers who are also officers or employees of our Adviser will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees. Certain services necessary for our business are provided by individuals who are employees or officers of our Adviser or by individuals who were contracted by us or our Adviser to work on our behalf. We have outsourced our Chief Financial Officer and Chief Compliance Officer functions to employees of PINE Advisor Solutions (“PINE”). PINE receives a monthly fee for services provided to us, and we reimburse PINE for certain out-of-pocket expenses incurred on our behalf. For the fiscal year ended March 31, 2026, none of our officers received aggregate compensation from us in excess of $60,000.

Portfolio Management

Portfolio Manager Assets Under Management

The following table sets forth information about funds and accounts other than the Company for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of June 11, 2026.

	Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Edward Leathers	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation:

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by the Adviser.

8

Securities Ownership of Portfolio Managers

The table below shows the dollar range of shares of our common stock be beneficially owned by the members of the Investment Committee as of June 11, 2026 stated as one of the following dollar ranges:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)(2)
Edward Leathers	$10,001 - $50,000

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

Code of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at https://www.ultracm.com. In addition, the code of ethics is attached as an exhibit hereto and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Ultra Capital Management LLC.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships the Company maintains with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling collect (847) 734-2000; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Ultra Capital Management LLC, 600 California Street, 11th Floor, San Francisco, California 94108.

9

CONFLICTS OF INTEREST

Transactions with Related Persons

Investment Advisory Agreement

On November 24, 2025, the Board approved the Investment Advisory Agreement with the Adviser, which will go into effect upon completion of this offering. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for managing the Company’s business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring its investments, and monitoring its portfolio companies on an ongoing basis through a team of investment professionals.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the shareholders holding a majority (as defined under the 1940 Act) of the outstanding shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days’ written notice.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee. The cost of the Management Fee will ultimately be borne by the Company’s shareholders.

The management fee is payable quarterly in arrears. The Management Fee will be payable at an annual rate of 2.00% of our average gross assets (including assets purchased with borrowed funds, if any), measured as of the end of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

The Adviser and its affiliates may provide management or investment advisory services to entities that have overlapping objectives with us. The Adviser and its affiliates may face conflicts in the allocation of investment opportunities to us and others. In order to address these conflicts, the Adviser intends to put in place an allocation policy that addresses the allocation of investment opportunities as well as co-investment restrictions under the 1940 Act.

Contribution and Reimbursement Agreement

The Company and the Adviser have entered into a Contribution and Reimbursement Agreement, whereby the Adviser has agreed to pay for certain organizational and offering expenses of the Company and will continue to pay such expenses until the closing of the Company’s initial public offering (collectively, the “Adviser Contributions”). The Company will be required to reimburse the Adviser for all Adviser Contributions from the proceeds raised in this offering within 15 days of the completion of a tender offer under the Tender Offer Policy.

In addition, pursuant to the Contribution and Reimbursement Agreement, the Adviser has agreed to defer the Company’s obligation to make payments to the Adviser pursuant to the Investment Advisory Agreement until after the completion of a tender offer under the Tender Offer Policy. As a result, all management fees that would be payable to the Adviser under the Investment Advisory Agreement and Adviser Contributions will be accrued, but not payable, unless and until such tender offer is completed.

Certain Business Relationships

The Adviser’s team of investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Certain members of the Adviser’s investment team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by the Adviser. Similarly, the principals of the Adviser and their respective affiliates may have other funds with similar, different or competing investment objectives, and such funds may not all be affiliated. In serving in these multiple capacities, they may have obligations to other investors in those entities, the fulfillment of which may not be in the best interests of us or our shareholders. These activities also may distract them from sourcing or servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

10

The principals of the Adviser may receive investment opportunities that we may not have access to.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Affiliated Transactions

As a registered investment company, we are subject to certain regulatory restrictions in co-investing with individuals or entities with which we may be restricted from doing so under the 1940 Act unless we obtain an exemptive order from the SEC. We may co-invest with our Adviser or our officers and directors in a manner consistent with guidance promulgated under the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated companies like ours rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser or an affiliate, acting on our behalf and on behalf of other clients, negotiates no term other than price. We, the Adviser and certain of its affiliates may also submit an exemptive application to the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates to the extent we are unable to rely on the MassMutual No Action Letter in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that this order will be granted.

CLOSED-END FUND STRUCTURE

Common stock of closed-end investment companies frequently trade at prices lower than their NAV. We cannot predict whether shares of our common stock will trade at, above or below NAV. In addition to NAV, the market price of shares of our common stock may be affected by such factors as our dividend stability and dividend levels, which are in turn affected by expenses, and market supply and demand. In recognition of the possibility that shares of our common stock may trade at a discount from their NAV, and that any such discount may not be in the best interest of stockholders, the Board, in consultation with the Adviser may from time to time review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in shares of our common stock.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth the beneficial ownership as indicated in the Company’s books and records of each current director, the Company’s officers, the officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.

11

The table shows such ownership as of June 11, 2026.

Name and Address	Shares owned	Percentage(1)
5% Owners
Jeffrey Leathers	2,500,000(2)	50.0%
Interested Directors
Edward Leathers	2,500,000(2)	50.0%
Independent Directors
Daniel Lee
Renee Motley
Andrew Fleiss
Officers
Daniel Hess	0	-
Alexander Woodcock	0	-
All officers and Directors as a group (6 persons)	5,000,000	100.0%

(1)	Percentage based on 5,000,000 shares issued and outstanding as of June 11, 2026.
(2)	Shares held by Ultra Capital Holdings LLC, an entity jointly owned by Edward Leathers and Jeffrey Leathers, each owning 50% of the equity of Ultra Capital Holdings LLC.

The address for each of the directors and officers is c/o Ultra AI Opportunities Inc., 600 California Street, 11th Floor, San Francisco, California 94108.

Equity Owned by Directors in the Company

The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of June 11, 2026 stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – 100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Edward Leathers	$10,001 - $50,000
Jeffrey Leathers	$10,001 - $50,000
Independent Directors
Daniel Lee	None
Renee Motley	None
Andrew Fleiss	None

(1)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Though we acquire and dispose of certain of our investments in privately negotiated transactions, including in connection with private secondary market transactions, we also use brokers in the normal course of our business. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

12

Ultra AI Opportunities Inc.

Financial Statements and Report of Independent Registered Public Accounting Firm

As of March 31, 2026 and for the period February 5, 2026 through March 31, 2026

INDEX TO FINANCIAL STATEMENTS

Ultra AI Opportunities Inc.

Unaudited Financial Statements

Statement of Assets and Liabilities	F-3

Statement of Operations	F-4

Notes to Financial Statements	F-5

Audited Financial Statements

Ultra AI Opportunities Inc.

Unaudited Financial Statements

Statement of Assets and Liabilities	F-3

Statement of Operations	F-4

Notes to Financial Statements	F-5

Statement of Assets and Liabilities (Unaudited)

Ultra AI Opportunities Inc.
March 31, 2026
Assets
Cash	$100,000
Deferred organizational costs	95,278
Deferred offering costs	117,307
Total Assets	312,585

Liabilities
Due to adviser (Note 3)	171,400
Organizational costs payable	17,006
Offering costs payable	24,179
Total Liabilities	212,585
Commitments and Contingencies (Note 3)
Net Assets applicable to Common Stockholders	$100,000

Net Assets applicable to Common Stockholders consist of:
Paid-in capital--common stock	$100,000
Net Assets applicable to Common Stockholders	$100,000
Shares of Common Stock Outstanding ($0.001 par value; 500,000,000 shares authorized)	5,000,000
Net Asset Value Per Share of Common Stock Outstanding	$0.0200

Statement of Operations (Unaudited)

Ultra AI Opportunities Inc.
For the period February 5, 2026 (Seed Date) through March 31, 2026
Expenses:
Organization expenses	$95,278
Less: Reimburseable expenses paid by adviser (Note 3)	(95,278)
Net investment income/(loss)	$-

Ultra AI Opportunities Inc.

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

(Unaudited)

1.	Organization

Ultra AI Opportunities Inc. (the “Company”) is a corporation formed under the laws of the State of Maryland on June 30, 2025. The Company intends to operate as a “non-diversified” closed-end management investment company registered under the 1940 Act. The Company is governed by its Board of Directors (“Board”). The investment adviser to the Company is Ultra Capital Management LLC (“Adviser”).

The Company intends to apply to list its common stock (“Shares”) on the New York Stock Exchange (“NYSE”) and, subject to notice of issuance, expect the Shares to be listed under the symbol “OAIO.” The listing of the Shares must be approved by the NYSE prior to any trading of the Shares on the NYSE.

The Company’s authorized capital stock consists of shares of common stock, $0.001 par value per share, all of which are initially classified as Shares. The Company has been inactive since the date it was formed, except for matters relating to the Company’s organization and raising of seed capital. To raise seed capital, on February 5, 2026, the Company issued to Ultra AI Holdings LLC (the “Sponsor”) 5,000,000 Common Shares, for which the Sponsor paid $100,000 (the “Seed Shares”).

The Seed Shares are subject to complete or partial forfeiture to the extent the number of shares of common stock (“IPO Shares”) offered in the Company’s firm commitment underwritten initial public offering (“IPO”) is fewer than 20,000,000. The number of Seed Shares that would be forfeited following the IPO is determined ratably based on the number of IPO Shares sold in the IPO such that the number of Seed Shares outstanding immediately following such complete or partial forfeiture will be equal to 20% of the Company’s issued and outstanding Shares immediately following the Company’s IPO and the expiration or full exercise, as applicable, of the underwriter’s option, exercisable within 45 days after date of the final prospectus relating to the IPO to acquire up to an additional 15% of the total number of our IPO Shares, solely for the purpose of covering over-allotments. The price of the IPO Shares is expected to be $10.00 .

The Board has adopted a “Tender Offer Policy” which provides that within the first twelve months following the Company’s IPO, the Company must successfully complete a tender offer whereby the Company will offer to repurchase all shares of common stock held by unaffiliated persons at a price per share equal to the Company’s “Redemption Value” as defined in the Tender Offer Policy. In addition to the filings required as a registered closed-end fund, the Company will make an announcement on its website which will include the details of the Tender Offer and an update on the Company’s progress in identifying a target portfolio, including any developments in its deal pipeline, letters of intent, or other indicators of progress towards assembling a portfolio.

The Seed Shares are subject to complete or partial forfeiture to the extent the number of Seed Shares exceeds 20% of the total Shares outstanding, including the Seed Shares, following the completion of a tender offer as mandated by the Tender Offer Policy adopted by the Board.

The number of Seed Shares that would be forfeited following the tender offer is determined ratably based on the number of Shares outstanding following the completion of the tender offer such that the number of Seed Shares outstanding immediately following such complete or partial forfeiture will be equal to 20% of the Company’s issued and outstanding Shares immediately following the completion of the tender offer.

Under normal circumstances, the Company intends to invest 80% of its net assets (plus borrowings for investment purposes) in companies whose primary business is in the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure. “Primary business” means that the majority of the company’s revenue is derived from the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure based on the Adviser’s reasonable determination that a sufficient nexus exists between the portfolio company and the AI industry. “AI infrastructure” companies build and supply the tools, platforms, and hardware that enable AI development, training, and deployment. “Artificial intelligence” companies use artificial intelligence as a core technology to deliver products or services directly to end users or enterprises. The Company will invest primarily in the equity and equity-related securities of private late-stage AI Companies, located in the United States and, to a lesser extent, in non-U.S. companies. The Company may also invest on an opportunistic basis in select U.S. publicly traded equity securities that otherwise meet the Company’s investment criteria. The Company’s investment objective is to maximize its portfolio’s total return, principally by seeking capital gains on its equity and equity-related investments. The term “equity” includes common shares, preferred shares, convertible securities, securities carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or warrants or rights. The term “equity-related securities” includes securities, the returns on which are linked to the performance of an equity security, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide the Company with financial exposure to the equity of a single issuer or portfolio company.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. Dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a) Investment Valuation

The NAV of shares of our common stock will be computed based upon the value of our portfolio securities and other assets on a quarterly basis. As of March 31, 2026, the Company did not hold any investments.

Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at an Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used.

When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. The fair value of forward contracts are based, in part, on recently observed transactions in the issuer’s securities, adjusted for a number of factors, which may include credit risk of the underlying issuer, the share ratio and fees associated with the SPV, if any. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time.

(b) Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Cash

Cash includes U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Company is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(d) Federal Income Taxes

The Company intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. While the Company intends to operate so as to qualify to be taxed as a RIC, no assurance can be given that it will be able to qualify for or maintain RIC tax treatment. If so qualified, the Company will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. To the extent that the Company does not qualify as a RIC, it would be subject to U.S. federal income tax on its income imposed at corporate rates. Management of the Company has reviewed the Company’s tax positions to determine whether a tax position taken by the Company is more likely than note to be sustained up examination by the applicable taxing authority. No tax positions were identified by management which did not meet the “more likely than not” standard as of March 31, 2026.

(e) Distributions to Shareholders

The timing and amount of our dividends, if any, will be determined by our Board. To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute (or are treated as distributing) to shareholders.

In addition, we make certain distributions annually to minimize the imposition of a nondeductible 4% U.S. federal excise tax on a portion of our income and gains; however, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

(f) Operating Segments

The Company operates as a single segment entity. The Company’s income, expenses, assets, and performance are regularly monitored and assessed by the President of the Company, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

3.	Investment Advisory and Other Agreements

(a) Investment Advisory Agreement

Under the terms of the management agreement between the Company and the Adviser (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Company such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Company consistent with the Company’s investment objective and policies. The quarterly compensation paid to the Adviser pursuant to the Advisory Agreement is accrued quarterly at an annual rate of 2.00% on the Company’s average gross assets (including assets purchased with borrowed amounts).

Certain Trustees and Officers of the Trust are also Officers or employees of Ultra Capital Management LLC and receive no compensation from the Company.

(b) Contribution and Reimbursement Agreement

On February 27, 2026, the Company and the Adviser entered into a Contribution and Reimbursement Agreement, whereby the Adviser has agreed to pay for certain organizational and offering expenses of the Company and will continue to pay such expenses until the closing of the Company’s IPO (collectively, the “Adviser Contributions”). The Company will be required to reimburse the Adviser for all Adviser Contributions from the proceeds raised in the IPO within 15 days of the completion of a tender offer under the Tender Offer Policy.

In addition, pursuant to the Contribution and Reimbursement Agreement, the Adviser has agreed to defer the Company’s obligation to make payments to the Adviser pursuant to the Advisory Agreement until after the completion of a tender offer under the Tender Offer Policy. As a result, all management fees that would be payable to the Adviser under the Advisory Agreement and Adviser Contributions will be accrued, but not payable, unless and until such tender offer is completed.

(c) Administrator, Custodian and Transfer Agent Agreements

U.S. Bancorp Fund Services, LLC serves as Administrator and Accounting Agent. U.S. Bank, N.A. serves as custodian for the securities and cash of the Company’s portfolio.

Computershare Limited will serve as the Transfer Agent.

4.	Indemnification

The Company indemnifies its officers and board members for certain liabilities that may arise from the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these arrangements cannot be known, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on industry experience, the Company expects the risk of loss due to these warranties and indemnifications to be remote.

5.	Organization and Offering Costs

Organization costs consist of costs incurred to establish the Company and enable it legally to do business. The Company expenses organization costs as incurred. Offering costs include registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then charged to paid in capital at the time of the IPO.

As of March 31, 2026, $95,278 of organizational costs have been expensed in the Statement of Operations. In addition, $117,307 of offering costs have been deferred by the Company and will be offset to capital upon the initial public offering. All organizational and offering costs incurred have been paid by the Adviser and are reimbursable to the Adviser from the Company under the Contribution and Reimbursement Agreement as described in Note 3.

6.	Subsequent Events

Management has evaluated subsequent events through May 14, 2026, the date the financial statements were available for issuance. Based on this evaluation, no adjustments or disclosures to the financial statements were required.

Ultra AI Opportunities Inc.

Audited Financial Statements

Statement of Assets and Liabilities

Ultra AI Opportunities Inc.
February 5, 2026
Assets
Cash	$100,000
Deferred offering costs	94,703
Total Assets	194,703

Liabilities
Due to adviser (Note 3)	94,703
Total Liabilities	94,703
Commitments and Contingencies (Note 3)
Net Assets applicable to Common Stockholders	$100,000

Net Assets applicable to Common Stockholders consist of:
Paid-in capital--common stock	$100,000
Net Assets applicable to Common Stockholders	$100,000
Shares of Common Stock Outstanding ($0.001 par value; 500,000,000 shares authorized)	5,000,000
Net Asset Value Per Share of Common Stock Outstanding	$0.0200

Statement of Operations

Ultra AI Opportunities Inc.
For the One Day Ended February 5, 2026

Expenses:
Organization expenses	$74,032
Less: Reimburseable expenses paid by adviser (Note 3)	(74,032)
Net investment income/(loss)	$-

Ultra AI Opportunities Inc.

NOTES TO FINANCIAL STATEMENTS

February 5, 2026

1.	Organization

Ultra AI Opportunities Inc. (the “Company”) is a corporation formed under the laws of the State of Maryland on June 30, 2025. The Company intends to operate as a “non-diversified” closed-end management investment company registered under the 1940 Act. The Company is governed by its Board of Directors (“Board”). The investment adviser to the Company is Ultra Capital Management LLC (“Adviser”).

The Company intends to apply to list its common stock (“Shares”) on the New York Stock Exchange (“NYSE”) and, subject to notice of issuance, expect the Shares to be listed under the symbol “OAIO.” The listing of the Shares must be approved by the NYSE prior to any trading of the Shares on the NYSE.

The Company’s authorized capital stock consists of shares of common stock, $0.001 par value per share, all of which are initially classified as Shares. The Company has been inactive since the date it was formed, except for matters relating to the Company’s organization and raising of seed capital. To raise seed capital, on February 5, 2026, the Company issued to Ultra AI Holdings LLC (the “Sponsor”) 5,000,000 Common Shares, for which the Sponsor paid $100,000 (the “Seed Shares”).

The Seed Shares are subject to complete or partial forfeiture to the extent the number of shares of common stock (“IPO Shares”) offered in the Company’s firm commitment underwritten initial public offering (“IPO”) is fewer than 20,000,000. The number of Seed Shares that would be forfeited following the IPO is determined ratably based on the number of IPO Shares sold in the IPO such that the number of Seed Shares outstanding immediately following such complete or partial forfeiture will be equal to 20% of the Company’s issued and outstanding Shares immediately following the Company’s IPO and the expiration or full exercise, as applicable, of the underwriter’s option, exercisable within 30 days after date of the final prospectus relating to the IPO to acquire up to an additional 15% of the total number of our IPO Shares, solely for the purpose of covering over-allotments. The price of the IPO Shares is expected to be $10.00.

The Board has adopted a “Tender Offer Policy” which provides that within the first twelve months following the Company’s IPO, the Company must successfully complete a Tender Offer whereby the Company will offer to repurchase all shares of common stock held by unaffiliated persons at a price per share equal to the Company’s “Redemption Value” as defined in the Tender Offer Policy.

The Seed Shares are subject to complete or partial forfeiture to the extent the number of Seed Shares exceeds 20% of the total Shares outstanding, including the Seed Shares, following the completion of a tender offer as mandated by the Tender Offer Policy adopted by the Board.

The number of Seed Shares that would be forfeited following the Tender Offer is determined ratably based on the number of Shares outstanding following the completion of the Tender Offer such that the number of Seed Shares outstanding immediately following such complete or partial forfeiture will be equal to 20% of the Company’s issued and outstanding Shares immediately following the completion of the Tender Offer.

Under normal circumstances, the Company intends to invest 80% of its net assets (plus borrowings for investment purposes) in companies whose primary business is in the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure. “Primary business” means that the majority of the company’s revenue is derived from the design, development, production, manufacture, implementation, and/or commercialization of AI and/or AI infrastructure based on the Adviser’s reasonable determination that a sufficient nexus exists between the portfolio company and the AI industry. “AI infrastructure” companies build and supply the tools, platforms, and hardware that enable AI development, training, and deployment. “Artificial intelligence” companies use artificial intelligence as a core technology to deliver products or services directly to end users or enterprises. The Company will invest primarily in the equity and equity-related securities of private late-stage AI Companies, located in the United States and, to a lesser extent, in non-U.S. companies. The Company may also invest on an opportunistic basis in select U.S. publicly traded equity securities that otherwise meet the Company’s investment criteria. The Company’s investment objective is to maximize its portfolio’s total return, principally by seeking capital gains on its equity and equity-related investments. The term “equity” includes common shares, preferred shares, convertible securities, securities carrying a warrant or right to subscribe for or purchase common shares or preferred shares, or warrants or rights. The term “equity-related securities” includes securities, the returns on which are linked to the performance of an equity security, such as forward contracts for future delivery of stock, swaps or other synthetic equity agreements, and units or other ownership of limited liability companies, limited partnerships, or other special purpose vehicles that serve to provide the Company with financial exposure to the equity of a single issuer or portfolio company.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. Dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a)	Investment Valuation

The NAV of shares of our common stock will be computed based upon the value of our portfolio securities and other assets on a quarterly basis. As of February 5, 2026, the Company did not hold any investments.

Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at an Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued; however, under certain circumstances other means of determining current market value may be used.

When market quotations are not readily available or are believed by the Adviser to be unreliable, our investments are valued at fair value (“Fair Value Assets”) in accordance with ASC 820 and Rule 2a-5 under the 1940 Act. Fair Value Assets are valued by the Adviser in accordance with procedures approved by the Board. The Adviser may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if the Adviser believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Adviser determines, in its business judgment prior to or at the time of pricing our assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by us. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that the Adviser is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. The fair value of forward contracts are based, in part, on recently observed transactions in the issuer’s securities, adjusted for a number of factors, which may include credit risk of the underlying issuer, the share ratio and fees associated with the SPV, if any. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of our pricing time.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c)	Cash

Cash includes U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Company is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(d)	Federal Income Taxes

The Company intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. While the Company intends to operate so as to qualify to be taxed as a RIC, no assurance can be given that it will be able to qualify for or maintain RIC tax treatment. If so qualified, the Company will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. To the extent that the Company does not qualify as a RIC, it would be subject to U.S. federal income tax on its income imposed at corporate rates. Management of the Company has reviewed the Company’s tax positions to determine whether a tax position taken by the Company is more likely than note to be sustained up examination by the applicable taxing authority. No tax positions were identified by management which did not meet the “more likely than not” standard as of February 5, 2026.

(e)	Distributions to Shareholders

The timing and amount of our dividends, if any, will be determined by our Board. To qualify as a RIC, we must timely distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least the sum of (i) 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and (ii) 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we distribute (or are treated as distributing) to shareholders.

In addition, we make certain distributions annually to minimize the imposition of a nondeductible 4% U.S. federal excise tax on a portion of our income and gains; however, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

(f)	Operating Segments

The Company operates as a single segment entity. The Company’s income, expenses, assets, and performance are regularly monitored and assessed by the President of the Company, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

3.	Investment Advisory and Other Agreements

(a)	Investment Advisory Agreement

Under the terms of the management agreement between the Company and the Adviser (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Company such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Company consistent with the Company’s investment objective and policies. The quarterly compensation paid to the Adviser pursuant to the Advisory Agreement is accrued quarterly at an annual rate of 2.00% on the Company’s average gross assets (including assets purchased with borrowed amounts).

Certain Trustees and Officers of the Trust are also Officers or employees of Ultra Capital Management LLC and receive no compensation from the Company.

(b)	Contribution and Reimbursement Agreement

On February 27, 2026, the Company and the Adviser entered into a Contribution and Reimbursement Agreement, whereby the Adviser has agreed to pay for certain organizational and offering expenses of the Company and will continue to pay such expenses until the closing of the Company’s IPO (collectively, the “Adviser Contributions”). The Company will be required to reimburse the Adviser for all Adviser Contributions from the proceeds raised in the IPO within 15 days of the completion of a tender offer under the Tender Offer Policy.

In addition, pursuant to the Contribution and Reimbursement Agreement, the Adviser has agreed to defer the Company’s obligation to make payments to the Adviser pursuant to the Advisory Agreement until after the completion of a tender offer under the Tender Offer Policy. As a result, all management fees that would be payable to the Adviser under the Advisory Agreement and Adviser Contributions will be accrued, but not payable, unless and until such tender offer is completed.

(c)	Administrator, Custodian and Transfer Agent Agreements

U.S. Bancorp Fund Services, LLC serves as Administrator and Accounting Agent. U.S. Bank, N.A. serves as custodian for the securities and cash of the Company’s portfolio.

Computershare Limited will serve as the Transfer Agent.

4.	Indemnification

The Company indemnifies its officers and board members for certain liabilities that may arise from the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these arrangements cannot be known, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on industry experience, the Company expects the risk of loss due to these warranties and indemnifications to be remote.

5.	Organization and Offering Costs

Organization costs consist of costs incurred to establish the Company and enable it legally to do business. The Company expenses organization costs as incurred. Offering costs include registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then charged to paid in capital at the time of the IPO.

As of February 5, 2026, $74,032 of organizational costs have been expensed in the Statement of Operations. In addition, $94,703 of offering costs have been deferred by the Company and will be offset to capital upon the initial public offering. All organizational and offering costs incurred have been paid by the adviser and are reimbursable to the adviser from the Company under the Contribution and Reimbursement Agreement as described in Note 3.

6.	Subsequent Events

Management has evaluated subsequent events through February 27, 2026, the date the financial statements were available for issuance. Based on this evaluation, no adjustments or disclosures to the financial statements were required other than the Contribution and Reimbursement Agreement referenced in Note 3.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of

Ultra AI Opportunities Inc.

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Ultra AI Opportunities Inc. (the “Company”), as of February 5, 2026, the statement of operations for the one day then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of February 5, 2026 and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of assets owned as of February 5, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2025.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2026

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

Part A:	None
Part B:	Statement of Assets and Liabilities as of March 31, 2026 (Unaudited)
Statement of Operations for the period February 5, 2026 (Seed Date) through March 31, 2026 (Unaudited)
Statement of Assets and Liabilities as of February 5, 2026
Statement of Operations for the One Day Ended February 5, 2026

(2)	Exhibits

(a)	Articles of Incorporation(1)
(b)	Bylaws(1)
(c)	Not Applicable
(d)	Not Applicable
(e)(1)	Dividend Reinvestment Plan(2)
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement(2)
(h)	Form of Underwriting Agreement*
(i)	Not Applicable
(j)	Custody Agreement(2)
(k)(1)	Fund Accounting Servicing Agreement(2)
(k)(2)	Fund Administration Servicing Agreement(2)
(k)(3)	Form of License Agreement**
(k)(4)	Transfer Agency Servicing Agreement(2)
(k)(5)	Form of Indemnification Agreement(2)
(k)(6)	Tender Offer Policy(2)
(k)(7)	Contribution and Reimbursement Agreement(2)
(l)	Opinion and Consent of Miles & Stockbridge P.C.**
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of the Adviser(2)
(s)	Filing Fee Table*
(t)	Power of Attorney(2)

*	Filed herewith.
**	To be filed by amendment.

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-289446), filed with the SEC on August 8, 2025.
(2)	Incorporated by reference to Pre-Effective Amendment No.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-289446), filed with the SEC on March 2, 2026.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in the prospectus that forms part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Amount in dollars
U.S. Securities and Exchange Commission registration fee	$6,905
FINRA Filing Fee	8,000
Exchange listing fees	20,000
Printing expenses	15,000
Legal fees and expenses	350,000
Accounting fees and expenses	10,000
Miscellaneous	23,500
Total	$433,405

*	To be provided by amendment.

All of the expenses set forth above will be borne by the Registrant. Note: Except for the SEC registration fee, FINRA filing fee and the Exchange listing fee, all listed amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

The information contained under the headings “The Company,” “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock as of June 11, 2026.

Title of Class	Number of Record Holders
Common Stock	1

Item 30. Indemnification

Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.

We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC (SEC File No. 801-135188), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Ultra AI Opportunities Inc., 600 California Street, 11th Floor, San Francisco, CA 94108;
(2)	the Transfer Agent, 150 Royall Street, Canton, Massachusetts 02021;
(3)	the Custodian, 5065 Wooster Road, Cincinnati, Ohio 45226; and
(4)	the Adviser, Ultra Capital Management LLC, 600 California Street, 11th Floor, San Francisco, CA 94108.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
(2)	Not applicable.
(3)	Not applicable.
(4)	We undertake that:
(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(5)	Not applicable.
(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(7)	We undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California on the 15th day of June, 2026.

Ultra AI Opportunities Inc.

By:	/s/ Edward Leathers
Name:	Edward Leathers
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 15th, 2026.

Signature	Title

/s/ Edward Leathers	Director, President and Treasurer (Principal Executive Officer)
Edward Leathers

*	Director
Jeffrey Leathers

*	Director
Daniel Lee

*	Director
Renee Motley

*	Director
Andrew Fleiss

/s/ Daniel Hess	Principal Financial Officer
Daniel Hess

/s/ Edward Leathers

Edward Leathers, Attorney-in-Fact, pursuant to a power of attorney filed as Exhibit (t) to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, as filed with the SEC on March 2, 2026, and incorporated herein by reference.

C-4